                                                                    Exhibit 4.10
                               ARG Funding Corp.,

                                    as Issuer

                                       and

                              The Bank of New York,

                        as Trustee and Enhancement Agent

                  AMENDED AND RESTATED SERIES 1999-2 SUPPLEMENT

                            dated as of June 30, 2000


                                       to

                                 BASE INDENTURE

                          dated as of February 26, 1999


                 Variable Funding Rental Car Asset Backed Notes

                               TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
PRELIMINARY STATEMENT...................................................................................1

DESIGNATION ............................................................................................2

ARTICLE I DEFINITIONS...................................................................................3

ARTICLE II INITIAL ISSUANCE AND INCREASES AND DECREASES OF PRINCIPAL AMOUNT OF SERIES 1999-2 NOTES ....42

         Section 2.1       Initial Issuance; Procedure for Increasing the Series 1999-2
                           Invested Amount.............................................................42

         Section 2.2       Procedure for Decreasing the Series 1999-2 Invested Amount..................43

ARTICLE III SERIES 1999-2 ALLOCATIONS..................................................................44

         Section 3.1       Establishment and Administration of Series 1999-2
                           Collection Account, Series 1999-2 Accrued Interest
                           Account and Series 1999-2 Excess Collection Account.........................44

         Section 3.2       Allocations with Respect to the Series 1999-2 Notes.........................47

         Section 3.3       Payments to Series 1999-2 Noteholders.......................................50

         Section 3.4       Payment of Note Interest....................................................53

         Section 3.5       Payment of Note Principal...................................................53

         Section 3.6       Payment by Wire Transfer....................................................54

         Section 3.7       Servicer's Failure to Instruct the Trustee to Make a Deposit or Payment.....55

         Section 3.8       Series 1999-2 Letter of Credit and Series 1999-2 Cash Collateral Account....55

         Section 3.9       The Demand Note.............................................................61

         Section 3.10      Series 1999-2 Distribution Account..........................................62

         Section 3.11      Appointment of Enhancement Agent............................................63

ARTICLE IV AMORTIZATION EVENTS.........................................................................64

         Section 4.1       Amortization Events.........................................................64

         Section 4.2       Right of ARG to Cure Aggregate Asset Amount Deficiency......................66

ARTICLE V [RESERVED]...................................................................................67

ARTICLE VI FORM OF SERIES 1999-2 NOTES.................................................................67

ARTICLE VII TERMINATION OF SERIES SUPPLEMENT...........................................................67


                                                                                                     Page
                                                                                                     ----
         Section 7.1       Termination of Series Supplement............................................67

         Section 7.2       Application of Trust Money..................................................68

ARTICLE VIII GENERAL...................................................................................69

         Section 8.1       Optional Repurchase.........................................................69

         Section 8.2       Information.................................................................69

         Section 8.3       Demand Note.................................................................71

         Section 8.4       Exhibits....................................................................71

         Section 8.5       Ratification of Base Indenture..............................................72

         Section 8.6       Notice to Rating Agencies...................................................72

         Section 8.7       Counterparts................................................................72

         Section 8.8       Governing Law...............................................................72

         Section 8.9       Amendments..................................................................72

         Section 8.10      Annual Noteholders' Tax Statement Not Required..............................72


EXHIBITS

Exhibit A:               Form of Variable Funding Rental Car Asset Backed Note
Exhibit B-1:             VFN Eligible Non-Program Manufacturers
Exhibit B-2:             VFN Eligible Program Manufacturers
Exhibit C:               Form of Series 1999-2 Letter of Credit
Exhibit D:               Form of Lease Payment Deficit Notice
Exhibit E:               Form of Monthly Noteholders' Statements
Exhibit F:               Form of Demand Note
Exhibit G:               Form of Notice of Conversion
Exhibit H:               Form of Notification of Support Termination
                         for Nonextension/Support Reduction

[Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment as indicated by an * and have been separately filed with the Securities and Exchange Commission.]

         AMENDED AND RESTATED SERIES 1999-2 SUPPLEMENT, dated as of June 30, 2000 (as amended, modified, restated or supplemented from time to time in accordance with the terms hereof, this "SERIES SUPPLEMENT") between ARG Funding Corp., a special purpose corporation established under the laws of Delaware ("ARG") and The Bank of New York, a New York banking corporation, as trustee (together with its successors in trust under the Base Indenture referred to below, in such capacity, the "TRUSTEE"), and as enhancement agent (in such capacity, the "ENHANCEMENT AGENT"), to the Base Indenture, dated as of February 26, 1999, between ARG and the Trustee (as amended by the Supplemental Indenture thereto, dated as of June 30, 2000, and as further amended, modified, restated or supplemented from time to time, exclusive of Series Supplements, the "BASE INDENTURE").

                              PRELIMINARY STATEMENT

                  WHEREAS, pursuant to Section 2.2 and 12.1 of the Base Indenture, the parties hereto have entered into that certain Series 1999-2 Supplement, dated as of February 26, 1999, as amended by the Supplemental Indenture thereto, dated as of May 28, 1999 (collectively, the "ORIGINAL SERIES 1999-2 SUPPLEMENT"), for the purpose of issuing the Series 1999-2 Notes;

                  WHEREAS, SECTION 8.9 of the Original Series 1999-2 Supplement permits the Original Series 1999-2 Supplement to be amended in accordance with the terms of the Base Indenture;

                  WHEREAS, Section 12.2 of the Base Indenture permits ARG and the Trustee with the consent of the Rating Agencies, any applicable Enhancement Provider and the Required Noteholders to enter into one or more indentures supplemental to the Original Series 1999-2 Supplement;

                  WHEREAS, AutoNation, Inc. (f/k/a Republic Industries, Inc.) ("AUTONATION") and ANC Rental Corporation ("ANC") are party to that certain Separation and Distribution Agreement, dated as of June 30, 2000 (the "SEPARATION AND DISTRIBUTION AGREEMENT"), pursuant to which AutoNation is separating its automotive rental business so that all of the assets and liabilities of its automotive rental business will be owned and assumed by ANC; and

                  WHEREAS, the parties hereto desire to amend and restate the Original Series 1999-2 Supplement in order, among other things, to provide for the replacement of AutoNation with ANC as the Servicer and Guarantor under the Base Leases, as Master Servicer under the Master Collateral Agency Agreement and as issuer of the Series 1999-2

Demand Note and to provide for the replacement of AutoNation with ANC as a party to the Series 1999-2 Reimbursement Agreement.

         NOW, THEREFORE, the parties hereto agree that the Original Series 1999-2 Supplement shall be and hereby is amended and restated in its entirety as follows:

                                   DESIGNATION

         There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement and such Series of Notes shall be designated generally Variable Funding Rental Car Asset Backed Notes, Series 1999-2 and are referred to herein as the "SERIES 1999-2 NOTES".

         The proceeds from the sale of the Series 1999-2 Notes (as defined herein) shall be deposited in the Collection Account and used to fund the acquisition of Leasing Company Notes and increases in the principal amounts thereof to the extent that the Leasing Companies have requested funding thereunder and to make payments in reduction of the Invested Amount of other Series of Notes.

         The Series 1999-2 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Series Supplement to "all" Series of Notes (and all references in this Series Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

                                   ARTICLE I

                                   DEFINITIONS

         (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule 1 thereto, as amended, modified, restated or supplemented from time to time in accordance with the terms of the Base Indenture (exclusive of any Series Supplements) and the Definitions List attached as Annex A to the Series 1999-2 Liquidity Agreement; PROVIDED, HOWEVER, that to the extent, if any, that a capitalized term used but not defined herein has a meaning assigned to such term in both the Definitions List attached to the Base Indenture as Schedule 1 thereto and the Definitions List attached as Annex A to the Series 1999-2 Liquidity Agreement then the meaning given to such term in the Definitions List attached to the Base Indenture as Schedule 1 shall apply. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1999-2 Notes and not to any other Series of Notes issued by ARG. All references herein to the "SERIES 1999-2 SUPPLEMENT" shall mean the Base Indenture, as supplemented hereby.

         (b) The following words and phrases shall have the following meanings with respect to the Series 1999-2 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

         "ADDITIONAL DISTRIBUTION DATE" has the meaning specified in SECTION 3.3(C) of this Series Supplement.

         "ADDITIONAL ENHANCEMENT CERTIFICATE" means an Officer's Certificate of ARG delivered to the Trustee on any day notifying the Trustee of ARG's desire to increase the Series 1999-2 Required Enhancement Amount by the dollar amount specified in such Officer's Certificate as of such day and as of each day subsequent to such day until ARG, at its option, delivers an Officer's Certificate to the Trustee instructing the Trustee that such increase in the Series 1999-2 Required Enhancement Amount shall be increased, reduced or eliminated in its entirety.

         "ADDITIONAL ENHANCEMENT AMOUNT" means, with respect any date of determination, the dollar amount, if any, that ARG, pursuant to its most recent Additional Enhancement Certificate delivered to the Trustee, has instructed the Trustee to include as part of the Series 1999-2 Required Enhancement Amount.

         "ADDITIONAL LEASING COMPANY OPERATING LEASE VEHICLE LOSSES" means, with respect to any Related Month, the sum of (a) the amount, if any, by which the aggregate Net Book Value (calculated as of the last day of the calendar month preceding such Related Month) of all Acquired Vehicles that are VFN Non-Program Vehicles and that were leased under all Additional Leasing Company Leases and disposed of during the Related Month exceeds an amount equal to the sum of (i) the Disposition Proceeds related to such VFN Non-Program Vehicles plus (ii) an amount equal to the portion of the Monthly Base Rent that accrued with respect to such VFN Non-Program Vehicles during the Related Month prior to the disposition thereof, plus (b) the amounts receivable (including Eligible Receivables), if any, due and payable to the Additional Leasing Companies from VFN Eligible Program Manufacturers under and in accordance with VFN Eligible Manufacturer Programs that became Ineligible Assets during such Related Month.

         "ADJUSTED HISTORICAL DEPRECIATION RATE" means, as of any date of determination, a depreciation rate equal to the sum of (a) the ANC Historical Depreciation Rate as of such date PLUS (b) the Historical Additional Base Rent Adjustment Rate as of such date.

         "ADVANCES", with respect to the Series 1999-2 Notes, has the meaning specified in paragraph 2 of the recitals of the Series 1999-2 Note Purchase Agreement.

         "AGGREGATE ASSET AMOUNT DEFICIENCY" means, as of any date of determination, the amount by which the Required Aggregate Asset Amount as of such date exceeds the Aggregate Asset Amount as of such date.

         "AGGREGATE SUBARU/ISUZU/SUZUKI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Leases as of such date that were manufactured by Subaru, Isuzu or Suzuki and not turned in to Subaru, Isuzu or Suzuki, as the case may be, pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company or Lessee, as applicable, as of such date (other than Excluded Payments) from Subaru, Isuzu or Suzuki under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Leases (as of the applicable disposition date) that were manufactured by Subaru, Isuzu or Suzuki, as the case may be, and turned in to such Manufacturers pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company or Lessee, financed under the related Leasing Company Indenture or Lease, as applicable, and owed by Subaru, Isuzu or Suzuki under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Subaru, Isuzu or Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Subaru, Isuzu or Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (v) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Subaru, Isuzu or Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSES
(II), (III) and (IV) above).

         "ALAMO OPERATING LEASE VEHICLE LOSSES" means, with respect to any Related Month, the sum of (a) the amount, if any, by which the aggregate Net Book Value (calculated as of the last day of the calendar month preceding such Related Month) of all Acquired Vehicles that are VFN Non-Program Vehicles and that were leased under the Alamo Lease and disposed of during the Related Month exceeds an amount equal to the sum of (i) the Disposition Proceeds related to such VFN Non-Program Vehicles, plus (ii) an amount equal to the portion of the Monthly Base Rent that accrued with respect to such VFN Non-Program Vehicles during the Related Month prior to the disposition thereof, plus (b) the amounts receivable (including Eligible Receivables), if any, due and payable to Alamo Leasing from VFN Eligible Program Manufacturers under and in accordance with VFN Eligible Manufacturer Programs that became Ineligible Assets during such Related Month.

         "ANC FUNDING" means ANC Funding Corp. (f/k/a Republic Industries Funding Corp.), a special purpose corporation organized under the laws of the State of Delaware.

         "AUCTION RECEIVABLE AMOUNT" has the meaning specified in the Series 1999-2 Liquidity Agreement.

         "BASE RATE TRANCHE" means that portion of the Series 1999-2 Invested Amount purchased or maintained with Advances which bear interest by reference to the Base Rate.

         "CARTEMPS OPERATING LEASE VEHICLE LOSSES" means, with respect to any Related Month, the sum of (a) the amount, if any, by which the aggregate Net Book Value (calculated as of the last day of the calendar month preceding such Related Month) of all Acquired Vehicles that are VFN Non-Program Vehicles and that were leased under the CarTemps Lease and disposed of during the Related Month exceeds an amount equal to the sum of (i) the Disposition Proceeds related to such VFN Non-Program Vehicles, plus (ii) an amount equal to the portion of the Monthly Base Rent that accrued with respect to such VFN Non-Program Vehicles during the Related Month prior to the disposition thereof plus, (b) the amounts receivable (including Eligible Receivables), if any, due and payable to the CarTemps Leasing from VFN Eligible Program Manufacturers under and in accordance with VFN Eligible Manufacturer Programs that became Ineligible Assets during such Related Month.

         "CERTIFICATE OF CREDIT DEMAND" means a certificate in the form of ANNEX A to the Series 1999-2 Letter of Credit.

         "CERTIFICATE OF LIQUIDITY DEMAND" means a certificate in the form of ANNEX B to the Series 1999-2 Letter of Credit.

         "CERTIFICATE OF SERIES 1999-2 LETTER OF CREDIT TERMINATION" has the meaning specified in SECTION 3.11 of this Series Supplement.

         "CERTIFICATE OF TERMINATION DEMAND" means a certificate in the form of ANNEX C to the Series 1999-2 Letter of Credit.

         "COMMERCIAL PAPER" means the aggregate amount of all "Commercial Paper" as such term is defined in the Series Supplements with respect to all Variable Funding Notes, including, without limitation, the Series 1999-2 Commercial Paper.

         "CONVERSION" has the meaning specified in SECTION 3.8(F) of this Series Supplement.

         "CP BORROWING BASE DEFICIENCY" has the meaning specified in the Series 1999-2 Liquidity Agreement.

         "CP DOWNGRADED MANUFACTURER AMOUNT" has the meaning specified in the Series 1999-2 Liquidity Agreement.

         "CP MARKET DISRUPTION EVENT" has the meaning specified in the Series 1999-2 Note Purchase Agreement.

         "CP TRANCHE" means that portion of the Series 1999-2 Invested Amount purchased or maintained with Advances which bear interest by reference to the CP Rate.

         "CP WRITEDOWN AMOUNT" has the meaning specified in the Series 1999-2 Liquidity Agreement.

         "CREDIT AGREEMENT" means the Credit Agreement, dated as of May 26, 2000, among ANC Rental, as borrower, Lehman Brothers Inc., as arranger, Lehman Commercial Paper Inc., as Syndication Agent and Congress Financial Corporation (Florida), as Administrative Agent and the institutions parties thereto as lenders, as such agreement may be amended, supplemented and restated or otherwise modified from time to time in accordance with the terms thereof and hereof.

         "DECREASE" means a Mandatory Decrease or a Voluntary Decrease, as applicable.

         "DEFICIENCY AMOUNT" has the meaning specified in SECTION 3.3(A) of this Series Supplement.

         "DEMAND NOTE" means the demand note made by ANC to ARG in the principal amount of $114,000,000 substantially in the form of EXHIBIT F hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "DEMAND NOTE AMOUNT" means the aggregate outstanding principal amount of the Demand Note.

         "DEMAND NOTICE" has the meaning specified in SECTION 3.3(A) of this Series Supplement.

         "DISPOSITION PROCEEDS" means the net proceeds (other than (i) the portion of the Repurchase Price payable by the Manufacturer pursuant to a Manufacturer Program or (ii) with respect to VFN Non-Program Vehicles, the portion of the net proceeds payable by any Lessee pursuant to the applicable Lease) from the sale or disposition of a Vehicle to any Person, whether at an auction or otherwise.

         "ENHANCEMENT AGENT" means The Bank of New York, or its permitted successors and assigns under SECTION 3.11 hereof.

         "ESTIMATED INTEREST" has the meaning specified in SECTION 3.3(A) of this Series Supplement.

         "ESTIMATED INTEREST ADJUSTMENT NOTICE" has the meaning specified in
SECTION 3.3(A) of this Series Supplement.

         "ESTIMATED INTEREST PERIOD" has the meaning specified in SECTION 3.3(A) of this Series Supplement.

         "EURODOLLAR TRANCHE" means that portion of the Principal Balance of the Series 1999-2 Invested Amount purchased or maintained with Advances which bear interest by reference to the Eurodollar Rate.

         "FAIR MARKET VALUE" means, with respect to any Vehicle as of any date of determination, the wholesale market value of such Vehicle as specified in the Related Month's Lease Guide, for the model class and model year of such Vehicle based on the average equipment and the average mileage of each vehicle of such model class and model year; PROVIDED, that if the Lease Guide is not being published or the Lease Guide is being published but such Vehicle is not included therein, the Finance Guide at the beginning of the model year shall be used to estimate the wholesale market value of the Vehicle, based on the Vehicle's model class and model year or the closest model class and model year thereto and a vehicle condition of "average" (as defined in the Finance Guide); PROVIDED, FURTHER, that if the Finance Guide is not being published or the Finance Guide is being published but such Vehicle is not included therein, the wholesale market value of such Vehicle shall be based upon an independent third-party data source, and determined in accordance with a methodology, with respect to which the Series 1999-2 Rating Agency Confirmation and Consent Condition shall have been satisfied; PROVIDED,

FURTHER, that if no such third-party data source or methodology shall have been so approved or any such third-party source or methodology is not available, the wholesale market value of such Vehicle shall be the Capitalized Cost of such Vehicle less depreciation charges at a rate equal to the Adjusted Historical Depreciation Rate as of such date of the Capitalized Cost of such Vehicle since the date of such Vehicle's purchase.

         "FAIR MARKET VALUE AVERAGE" means, as of any day on or after the third Determination Date following the Series 1999-2 Closing Date, the percentage equivalent of a fraction, the numerator of which is the average of the sum of the respective Fair Market Values of each VFN Non-Program Vehicle subject to the Operating Leases as of such Determination Date and the two Determination Dates precedent thereto and the denominator of which is the average of the aggregate Net Book Value of each VFN Non-Program Vehicle leased under the Operating Leases as of such Determination Date and the two Determination Dates precedent thereto.

         "FINANCING LEASE ASSET AMOUNT" means, for any date of determination, the Aggregate Asset Amount on such date minus (i) cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such date and (ii) the Operating Lease Asset Amount on such date.

         "FINANCING LEASE PROGRAM VEHICLE MANUFACTURER LOSSES" means, with respect to any Series 1999-2 Interest Period, the amounts receivable (including any Eligible Receivables), if any, due and payable to any Lessee from VFN Eligible Program Manufacturers under and in accordance with VFN Eligible Manufacturer Programs that became Ineligible Assets during such Series 1999-2 Interest Period.

         "FINANCING LEASE PROGRAM VEHICLE MANUFACTURER LOSSES ADJUSTMENT AMOUNT" means, with respect to any Series 1999-2 Interest Period, if applicable, an amount equal to the portion, if any, of the Financing Lease Program Vehicle MANUFACTURER Losses with respect to such Series 1999-2 Interest Period attributable to receivables owed by a Manufacturer under any Manufacturer Program with respect to which a Manufacturer Event of Default specified in CLAUSE (I) or CLAUSE (II) of the definition thereof has occurred (other than any such receivables that remain unpaid as of any day during such Series 1999-2 Interest Period more than 90 days after such Manufacturer Event of Default is deemed to occur).

         "FINANCING LEASE PROGRAM VEHICLE MANUFACTURER LOSSES RE-ADJUSTMENT AMOUNT" means, with respect to any Series 1999-2 Interest Period, an amount equal to the portion, if any, of the aggregate Financing Lease Program Vehicle Manufacturer Losses Adjustment Amount with respect to all Series 1999-2 Interest Periods (including the current Series 1999-2 Interest Period) in respect of which a Series 1999-2 Lease Payment Deficit existed on the related Distribution Date that is attributable to receivables owed by a Manufacturer under any Manufacturer Program with respect to which a Manufacturer Event of Default specified in CLAUSE (I) or CLAUSE (II) of the definition thereof has occurred and that, as of any day during such Series 1999-2 Interest Period, remain unpaid 91 days after such Manufacturer Event of Default is deemed to occur.

         "GM SERIES 1999-2 SUPPORT AGREEMENT" means the Amended and Restated GM Series 1999-2 Support Agreement, dated as of June 30, 2000, executed and delivered by the GM Series 1999-2 Support Provider to the Series 1999-2 Letter of Credit Provider, as the same may be amended, supplemented, restated or otherwise modified or substituted or replaced from time to time in accordance with the terms thereof.

         "GM SERIES 1999-2 SUPPORT PROVIDER" means General Motors Corporation, a Delaware corporation, in its capacity as the GM Series 1999-2 Support Provider under the GM Series 1999-2 Support Agreement.

         "GM SERIES 1999-2 SUPPORT REIMBURSEMENT AGREEMENT" means the Amended and Restated GM Series 1999-2 Support Reimbursement Agreement, dated as of June 30, 2000, among ANC Funding, the GM Series 1999-2 Support Provider, the Lessees, those additional Subsidiaries and Affiliates of ANC from time to time becoming parties thereunder, ANC and AutoNation, as such agreement may be amended, supplemented, restated or otherwise modified or substituted or replaced from time to time in accordance with the terms thereof.

         "HISTORICAL ADDITIONAL BASE RENT ADJUSTMENT RATE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the sum of the Additional Base Rent paid by the Lessees under the Financing Leases with respect to the Financed Vehicles that are Non-Program Vehicles leased under such Leases for each of the six calendar months preceding the calendar month during which such date of determination occurs, and the denominator of which is the sum of the aggregate Net Book Value of such Financed Vehicles as of the last day of the calendar month preceding each of the six calendar months preceding the calendar month during which such date of determination occurs.

         "INCREASE" has the meaning specified in SECTION 2.1(A) of this Series Supplement.

         "INELIGIBLE ASSET" means, as of any date of determination, a Vehicle leased under the Leases or receivable in respect of a Vehicle leased under the Leases included in the Ineligible Asset Amount as of such day.

         "ISUZU" means American Isuzu Motors, Inc., a California corporation.

         "ISUZU AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Leases as of such date that were manufactured by Isuzu and not turned in to Isuzu pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related

Documents, PLUS (ii) all amounts receivable by a Leasing Company or Lessee, as applicable, as of such date (other than Excluded Payments) from Isuzu under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Leases (as of the applicable disposition date) that were manufactured by Isuzu and turned in to Isuzu pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company or Lessee, financed under the related Leasing Company Indenture or Lease, as applicable, and owed by Isuzu under and accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Isuzu that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Isuzu that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (v) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Isuzu that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

         "LEASE PAYMENT DEFICIT NOTICE" has the meaning specified in SECTION 3.3(A) of this Series Supplement.

         "LIQUIDITY DRAW AMOUNT" has the meaning specified in the Series 1999-2 Note Purchase Agreement.

         "LIQUIDITY PROVIDERS" means all entities providing liquidity commitments supporting the repayment of any Commercial Paper pursuant to a VFN Note Purchase Agreement or a VFN Liquidity Agreement, together with, each Support Letter of Credit Provider (as defined in the applicable VFN Series Supplement), to the extent of its respective commitment to provide liquidity advances to support the repayment of any Commercial Paper issued by an Affiliate of ANC.

         "MANDATORY DECREASE" has the meaning specified in SECTION 2.2(A) of this Series Supplement.

         "MAZDA" means Mazda Motor of America, Inc.

         "MAZDA AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Leases as of such date that were manufactured by Mazda and not turned in to Mazda pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company or Lessee, as applicable, as of such date (other than Excluded Payments) from Mazda under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Leases (as of the applicable disposition date) that were manufactured by Mazda and turned in to Mazda pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company or Lessee, financed under the related Leasing Company Indenture or Lease, as applicable, and owed by Mazda under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (v) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Mazda that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

         "MEASUREMENT MONTH" on any date, means each calendar month, or the smallest number of consecutive calendar months, preceding such date in which at least the lesser of the following (a) and (b) were sold at auction (excluding salvage sales): (a) the number of Vehicles that constitute one-twelfth of the sum of (x) the aggregate Net Book Value of the VFN Non-Program Vehicles leased under the Financing Leases as of the last day of such calendar month or consecutive calendar months and (y) the product of (i) the VFN Operating Lease Percentage as of the last day of such calendar month or consecutive calendar months and (ii) the aggregate Net Book Value of the VFN Non-Program Vehicles leased under the Operating Leases as of the last day of such calendar month or consecutive calendar months; and (b) 2,000 Vehicles consisting of (x) VFN Non-Program Vehicles leased under the Financing Leases and sold at auction during such calendar month or consecutive calendar months and (y) the VFN Operating Lease Percentage as of the last day of such calendar month or consecutive calendar months of the VFN Non-Program Vehicles leased under the Operating Leases and sold at auction during such calendar month or consecutive calendar months; PROVIDED, HOWEVER, that, for the purposes of (a) above, no calendar month included in a Measurement Month shall be included in any other Measurement Month; PROVIDED FURTHER, HOWEVER, that no calendar month or consecutive calendar months shall constitute a "Measurement Month" unless at least 750 Vehicles were sold at auction during such calendar month or consecutive calendar months, as the case may be.

         "MEASUREMENT MONTH AVERAGE" means, with respect to any Measurement Month, the percentage equivalent of a fraction, the numerator of which is the sum of (a) the average of the aggregate amounts of Disposition Proceeds and Termination Payments paid or payable in respect of all VFN Non-Program Vehicles leased under the Financing Leases (excluding salvage sales) that are sold at auction or otherwise during such Measurement Month and the two Measurement Months preceding such Measurement Month and (b) the VFN Operating Lease Percentage as of the last day of such Measurement Month of the average of the aggregate amounts of Disposition Proceeds and Termination Payments paid or payable in respect of all VFN Non-Program Vehicles leased under the Operating Leases (excluding salvage sales) that are sold at auction or otherwise during such Measurement Month and the two Measurement Months preceding such Measurement Month, and the denominator of which is the sum of (a) the average of the aggregate Net Book Value of such VFN Non-Program Vehicles leased under Financing Leases (excluding salvage sales) that are sold at auction or otherwise during such Measurement Month and the two Measurement Months preceding such Measurement Month on the dates of their respective sales and (b) the VFN Operating Lease Percentage as of the last day of such Measurement Month of the average of the Net Book Value of such VFN Non-Program Vehicles leased under Operating Leases (excluding salvage sales) that are sold at auction or otherwise during such Measurement Month and the two Measurement Months preceding such Measurement Month on the dates of their respective sales; PROVIDED, HOWEVER, that, until the completion of the initial three Measurement Months following the Series 1999-2 Closing Date, the Measurement Month Average shall be deemed to be 100%.

         "MITSUBISHI" means Mitsubishi Motors Corp.

         "MITSUBISHI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Leases as of such date that were manufactured by Mitsubishi and not turned in to Mitsubishi pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company or Lessee, as applicable, as of such date (other than Excluded Payments) from Mitsubishi under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Leases (as of the applicable disposition date) that were manufactured by Mitsubishi and turned in to Mitsubishi pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company or Lessee, financed under the related Leasing Company Indenture or Lease, as applicable, and owed by Mitsubishi under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Mitsubishi that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Mitsubishi that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (v) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Mitsubishi that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

         "MONTHLY TOTAL PRINCIPAL ALLOCATION" means for any Related Month the sum of all Series 1999-2 Principal Allocations with respect to such Related Month.

         "NATIONAL OPERATING LEASE VEHICLE LOSSES" means, with respect to any Related Month, the sum of (a) the amount, if any, by which the aggregate Net Book Value (calculated as of the last day of the calendar month preceding such Related Month) of all Acquired Vehicles that are VFN Non-Program Vehicles and that were leased under the National Lease and disposed of during the Related Month exceeds an amount equal to the sum of (i) the Disposition Proceeds related to such VFN Non-Program Vehicles, plus (ii) an amount equal to the portion of the Monthly Base Rent that accrued with respect to such VFN Non-Program Vehicles during the Related Month prior to the disposition thereof plus (b) the amounts receivable (including Eligible Receivables), if any, due and payable to NFLP from VFN Eligible Program Manufacturers under and in accordance with VFN Eligible Manufacturer Programs that became Ineligible Assets during such Related Month.

         "NISSAN" means, collectively, Nissan North America, Inc., a California corporation, and Nissan Motor Corporation in Hawaii, a Hawaii corporation.

         "NISSAN AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Leases as of such date that were manufactured by Nissan and not turned in to Nissan pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company or Lessee, as applicable, as of such date (other than Excluded Payments) from Nissan under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Leases (as of the applicable disposition date) that were manufactured by Nissan and turned in to Nissan pursuant to any such Manufacturer

Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company or Lessee, financed under the related Leasing Company Indenture or Lease, as applicable, and owed by Nissan under and in accordance with a Manufacturer Program, PLUS
(iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (v) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Nissan that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

         "NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Leases as of such date that were manufactured by Manufacturers other than VFN Eligible Program Manufacturers or VFN Eligible Non-Program Manufacturers and not turned in to the Manufacturer thereof pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Manufacturers other than VFN Eligible Program Manufacturers or VFN Eligible Non-Program Manufacturers that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Manufacturers other than VFN Eligible Program Manufacturers or VFN Eligible Non-Program Manufacturers that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSE (II) above).

         "NON-PROGRAM VEHICLE AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all VFN Non-Program Vehicles that are Eligible Vehicles leased under the Leases as of such date and not turned in to the Manufacturer thereof pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) with regard to Eligible Vehicles that were VFN Non-Program Vehicles leased under the Leases (as of the applicable disposition date) that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were VFN Non-Program Vehicles that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSE (II) above).

         "NON-PROGRAM VEHICLE REPORT" has the meaning specified in SECTION
8.2(B).

         "NOTICE OF REDUCTION" has the meaning specified in SECTION 3.11 of this Series Supplement.

         "NOTICE OF CONVERSION" has the meaning specified in SECTION 3.8(F) of this Series Supplement.

         "OPERATING LEASE ASSET AMOUNT DEFICIENCY" means, on any date of determination, the amount by which the sum of (a) the Required VFN Operating Lease Asset Amount and (b) the Required Operating Lease Asset Amount with respect to all Series of Notes other than Variable Funding Notes exceeds the Aggregate Operating Lease Asset Amount on such date.

         "OPERATING LEASE VEHICLE LOSSES" means, with respect to any Related Month, the sum of the Alamo Operating Lease Vehicle Losses, if any, the CarTemps Operating Lease Vehicle Losses, if any, the National Operating Lease Vehicle Losses, if any, and the Additional Leasing Company Operating Vehicle Losses, if any.

         "OPERATING LEASE VEHICLE LOSSES ADJUSTMENT AMOUNT" means, with respect to any Related Month, if applicable, an amount equal to the portion, if any, of the Operating Lease Vehicle Losses with respect to such Related Month attributable to receivables owed under any Manufacturer Program with respect to which a Manufacturer Event of Default specified in CLAUSE (I) or CLAUSE (II) of the definition thereof has occurred (other than any such receivables that remain unpaid as of any day during such Related Month more than 90 days after such Manufacturer Event of Default is deemed to occur).

         "OPERATING LEASE VEHICLE LOSSES RE-ADJUSTMENT AMOUNT" means, with respect to any Related Month, an amount equal to the portion, if any, of the aggregate Operating Lease Vehicle Losses Adjustment Amount with respect to all prior Related Months attributable to receivables owed under any Manufacturer Program with respect to which a Manufacturer Event of Default specified in CLAUSE (I) or CLAUSE (II) of the definition thereof has occurred and that, as of any day during such applicable Related Month, remain unpaid 91 days after such Manufacturer Event of Default is deemed to occur.

         "OUTSTANDING" means with respect to the Series 1999-2 Notes, all Series 1999-2 Notes theretofore authenticated and delivered under the Indenture, EXCEPT
(a) Series 1999-2 Notes theretofore canceled or delivered to the Registrar for cancellation, (b) Series 1999-2 Notes which have not been presented for payment but funds for the payment of which are on deposit in the Series 1999-2 Distribution Account and are available for payment of such Series 1999-2 Notes, and Series 1999-2 Notes which are considered paid pursuant to SECTION 8.1 of the Base Indenture, or (c) Series 1999-2 Notes in exchange for or in lieu of other Series 1999-2 Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 1999-2 Notes are held by a purchaser for value.

         "PRO RATA SHARE" has the meaning specified in any of the Series 1999-2 Support Letters of Credit or paragraph 20 of the GM Series 1999-2 Support Agreement, as applicable.

         "PROGRAM SIZE" has the meaning specified in the applicable VFN Note Purchase Agreement or VFN Liquidity Agreement.

         "PROGRAM VEHICLE AMOUNT" means as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all VFN Program Vehicles that are Eligible Vehicles leased under the Leases as of such date and not turned in to the Manufacturer thereof pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company or Lessee, as applicable, as of such date (other than Excluded Payments) from VFN Eligible Manufacturers under Manufacturer Programs with respect to Eligible Vehicles that were VFN Program Vehicles (other than Exchanged Vehicles) leased under the Leases (as of the applicable Disposition Date) and turned in to such Manufacturers pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company or Lessee, financed under the related Leasing Company Indenture or Lease, as applicable, and owed by VFN Eligible Program Manufacturers under and in accordance with a Manufacturer Program, PLUS
(iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable Disposition Date) that were manufactured by VFN Eligible Program Manufacturers that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles that were VFN Program Vehicles leased under the Leases (as of the applicable Disposition Date) that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (v) with regard to Eligible Vehicles leased under the Leases (as of the applicable Disposition
Date) that were VFN Program Vehicles that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSES (II), (III) and (iv) above).

         "RECORD DATE" means, with respect to any Distribution Date, the last day of the Related Month.

         "REQUIRED AGGREGATE ASSET AMOUNT" means, on any date of determination, the sum of the Invested Amounts and Required Overcollateralization Amounts for all Series of Notes on such date.

         "REQUIRED NOTEHOLDERS" means, with respect to the Series 1999-2 Notes and on any date of determination, the "Required Series 1999-2 Liquidity Providers" on such date and the Required Series 1999-2 Enhancement Providers on such date.

         "REQUIRED SERIES 1999-2 DEMAND NOTE AMOUNT" means, as of any date of determination, an amount equal to the sum of (a) product of (x) 9.5% and (y) the portion of the VFN Operating Lease Asset Amount on such day that is allocable to assets relating to VFN Eligible Program Manufacturers, PLUS (b) the product of
(x) the Series 1999-2 Required Non-Program Enhancement Percentage on such day and (y) the portion of the VFN Operating Lease Asset Amount on such day that is allocable to assets relating to VFN Eligible Non-Program Manufacturers, PLUS (c) the product of (x) the Series 1999-2 Required Enhancement Incremental Amount on such day and (y) the percentage equivalent of a fraction, the numerator of which is the VFN Operating Lease Asset Amount on such day, and the denominator of which is the sum of (i) VFN Operating Lease Asset Amount on such day plus (ii) the Financing Lease Asset Amount on such day, MINUS (d) the Series 1999-2 Overcollateralization Amount on such day.

         "REQUIRED SERIES 1999-2 ENHANCEMENT PROVIDERS" means Series 1999-2 Support Letter of Credit Providers, if any, and, if applicable, the GM Series 1999-2 Support Provider, holding commitments in an amount aggregating more than 50% of the total commitments represented by the Series 1999-2 Support Letters of Credit, if any, and, if applicable, the GM Series 1999-2 Support Agreement.

         "REQUIRED SERIES 1999-2 LIQUIDITY PROVIDERS" means as of any date of determination, the Required Liquidity Providers on such date under the Series 1999-2 Liquidity Agreement.

         "REQUIRED VFN ASSET AMOUNT" means, on any date of determination, an amount equal to the sum of the Invested Amounts and Required
Overcollateralization Amounts for the Variable Funding Notes on such date.

         "REQUIRED VFN ENHANCEMENT PROVIDERS" means Support Letter of Credit Providers which collectively account for more than fifty percent (50%) of the aggregate commitments of all support letter of credit commitments for all Variable Funding Notes.

         "REQUIRED VFN LIQUIDITY PROVIDERS" means the Liquidity Providers that collectively hold more than fifty percent (50%) of the aggregate of the sum of the Program Size commitment amounts under the VFN Note Purchase Agreements and VFN Liquidity Agreements with respect to all Variable Funding Notes.

         "REQUIRED VFN OPERATING LEASE ASSET AMOUNT" means, on any date of determination, an amount equal to the excess of the Required VFN Asset Amount on such date over the VFN Financing Lease Asset Amount on such date.

         "REQUISITE SERIES 1999-2 CONSENT" means the prior written consent of the Required Series 1999-2 Enhancement Providers and the Required Series 1999-2 Liquidity Providers.

         "SERIES 1999-2 ACCRUED AMOUNTS" means, on any date of determination, the Series 1999-2 Note Interest as of such date.

         "SERIES 1999-2 ACCRUED INTEREST ACCOUNT" has the meaning specified in
SECTION 3.1(B) of this Series Supplement.

         "SERIES 1999-2 ARG LIQUIDATION EVENT" means, so long as such event or condition continues, (i) the occurrence of an Event of Bankruptcy with respect to ARG, any Leasing Company, the general partner of any Leasing Company, any Lessee or ANC or (ii) any event or condition of the type specified in CLAUSES
(A), (B), (D), (F), (G), (H), (I), (M), (K)(II) or (K)(III) of ARTICLE IV of
this Series Supplement that continues for thirty (30) days (without double counting the cure period, if any, provided therein); PROVIDED, HOWEVER, that any event or condition of the type specified in CLAUSES (A), (B), (D), (F), (G),
(H), (I), (M), (K)(II) or (K)(III) of ARTICLE IV of this Series Supplement shall not constitute a Series 1999-2 ARG Liquidation Event if within such thirty (30) day period, such Amortization Event shall have been cured, and, after such cure is provided for, the Series 1999-2 Rating Agency Confirmation Condition shall have been satisfied.

         "SERIES 1999-2 AVAILABLE CASH COLLATERAL ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 1999-2 Cash Collateral Account on such date (after giving effect to any deposits thereto or withdrawals therefrom on such date).

         "SERIES 1999-2 AVAILABLE GM SUPPORT AMOUNT" has the meaning specified in paragraph 1(a) of the GM Series 1999-2 Support Agreement.

         "SERIES 1999-2 CARRYING CHARGES" means, on any date of determination, the product of (i) the Carrying Charges payable on such date and (ii) the Series 1999-2 Percentage as of the immediately preceding Distribution Date.

         "SERIES 1999-2 CASH COLLATERAL ACCOUNT" has the meaning specified in
SECTION 3.8(G) of this Series Supplement.

         "SERIES 1999-2 CASH COLLATERAL ACCOUNT COLLATERAL" has the meaning specified in SECTION 3.8(A) of this Series Supplement.

         "SERIES 1999-2 CASH COLLATERAL PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the Series 1999-2 Available Cash Collateral Account Amount as of such date and (b) the denominator of which is the Series 1999-2 Letter of Credit Amount as of such date.

         "SERIES 1999-2 CASH COLLATERAL ACCOUNT SURPLUS" means, with respect to any Distribution Date, the excess, if any, of the Series 1999-2 Letter of Credit Amount over the Series 1999-2 Required Liquidity Amount on such Distribution Date.

         "SERIES 1999-2 CLOSING DATE" means February 26, 1999.

         "SERIES 1999-2 COLLATERAL" means the Collateral, the Series 1999-2 Letter of Credit, the Series 1999-2 Cash Collateral Account Collateral, the Series 1999-2 Demand Note Collateral and the Series 1999-2 Distribution Account Collateral.

         "SERIES 1999-2 COLLATERAL AGENT" means Credit Suisse First Boston, in its capacity as such under the Series 1999-2 Collateral Agreement, and any successor thereto.

         "SERIES 1999-2 COLLATERAL AGREEMENT" means the Series 1999-2 Collateral Agreement, dated as of February 26, 1999, among the Series 1999-2 Noteholder, the Series 1999-2 Support Letter of Credit Providers named therein, the GM Series 1999-2 Support Provider, the Series 1999-2 Liquidity Agent, the Dealers, and Citibank, N.A., as Depositary, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the term thereof.

         "SERIES 1999-2 COLLECTION ACCOUNT" has the meaning specified in SECTION 3.1(B) of this Series Supplement.

         "SERIES 1999-2 COMMERCIAL PAPER" means the promissory notes of ANC Funding issued by ANC Funding in the commercial paper market pursuant to the Depositary Agreement.

         "SERIES 1999-2 CP BORROWING BASE DEFICIENCY" means, with respect to any date of determination, a CP Borrowing Base Deficiency that would not exist but for the inclusion of the CP Downgraded Manufacturer Amount as of such date or the Auction Receivable Amount as of such date in the CP Writedown Amount on such date.

         "SERIES 1999-2 DAILY INTEREST AMOUNT" means, for any day in a Series 1999-2 Interest Period, an amount equal to (a) the product of (i) the Series 1999-2 Note Rate for such Series 1999-2 Interest Period and (ii) the outstanding principal amount of all Advances under the Series 1999-2 Notes as of the close of business on such date (b) divided by 360; PROVIDED, HOWEVER, that the portion of the amount set forth in CLAUSE (II) above allocable to Series 1999-2 Commercial Paper Notes issued to fund Advances shall be limited to the portion thereof which is allocable to Series 1999-2 Commercial Paper maturing on such day.

         "SERIES 1999-2 DEMAND NOTE AMOUNT" means, on any date of determination, the product of (i) the Series 1999-2 VFN Percentage on such date and (ii) the Demand Note Amount on such date.

         "SERIES 1999-2 DEMAND NOTE COLLATERAL" has the meaning specified in
SECTION 3.9 of this Series Supplement.

         "SERIES 1999-2 DEPOSIT DATE" has the meaning specified in SECTION 3.2 of this Series Supplement.

         "SERIES 1999-2 DISTRIBUTION ACCOUNT" has the meaning specified in
SECTION 3.10(A) of this Series Supplement.

         "SERIES 1999-2 DISTRIBUTION ACCOUNT COLLATERAL" has the meaning specified in SECTION 3.10(D) of this Series Supplement.

         "SERIES 1999-2 ELIGIBLE LETTER OF CREDIT ISSUER" means (a) a commercial bank having total assets in excess of $500,000,000, (b) a finance company, insurance company or other financial institution that in the ordinary course of business enters into transactions of a type similar to that entered into by the Series 1999-2 Letter of Credit Provider or a Series 1999-2 Support Letter of Credit Provider, as applicable, under the Series 1999-2 Letter of Credit or a Series 1999-2 Support Letter of Credit and has total assets in excess of $200,000,000, and with respect to which providing or becoming an assignee of the obligations of the Series 1999-2 Letter of Credit Provider or a Series 1999-2 Support Letter of Credit Provider, as applicable, would not constitute a prohibited transaction under Section 4975 of ERISA, and (c) any other financial institution, in each case reasonably satisfactory to ANC and ARG, having a short-term rating from Standard & Poor's and Moody's at least equal to A-1, or better, by Standard & Poor's and P-1 by Moody's; PROVIDED, HOWEVER, that any Person who does not have either a short-term rating from Standard & Poor's or Moody's shall be deemed to have the required rating set forth above if such Rating Agency confirms in writing that such Person, if its short-term debt obligations were rated, would be assigned such required rating.

         "SERIES 1999-2 ENHANCEMENT" means the Series 1999-2 Letter of Credit, the Series 1999-2 Cash Collateral Account Collateral and the Series 1999-2 Overcollateralization Amount.

         "SERIES 1999-2 ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the Series 1999-2 Overcollateralization Amount as of such date, (ii) the Series 1999-2 Letter of Credit Amount as of such date and
(iii) the amount of cash and

Permitted Investments on deposit in the Series 1999-2 Excess Collection Account as of such date.

         "SERIES 1999-2 ENHANCEMENT DEFICIENCY" means, as of any date of determination, the amount by which the Series 1999-2 Enhancement Amount is less than the Series 1999-2 Required Enhancement Amount as of such date.

         "SERIES 1999-2 EVENT OF DEFAULT"

                                        *


         "SERIES 1999-2 EXCESS COLLECTION ACCOUNT" has the meaning specified in
SECTION 3.1(B) of this Series Supplement.

         "SERIES 1999-2 FRONTING LETTER OF CREDIT AMOUNT" has the meaning specified in the Series 1999-2 Letter of Credit.

         "SERIES 1999-2 FRONTING LETTER OF CREDIT PERCENTAGE" means as of any date of determination, a fraction, expressed as a percentage, (a) the numerator of which is the Series 1999-2 Fronting Letter of Credit Amount as of such date and (b) the denominator of which is the Series 1999-2 Letter of Credit Amount as of such date.

         "SERIES 1999-2 INDENTURE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the Series 1999-2 Invested Amount as of such date and (ii) the Series 1999-2 Required Overcollateralization Amount as of such date, and the denominator of which is equal to the sum of the Invested Amounts and Required Overcollateralization Amounts for all Series of Notes as of such date.

         "SERIES 1999-2 INDENTURE VFN PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the sum of (i) the Series 1999-2 Invested Amount as of such date and (ii) the Series 1999-2 Required Overcollateralization Amount as of such date, and the denominator of which is equal to the Required VFN Asset Amount as of such date.

         "SERIES 1999-2 INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Series 1999-2 Notes, which is $1,313,067,155.67.

         "SERIES 1999-2 INTEREST PERIOD" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; PROVIDED, HOWEVER, that the initial Series 1999-2 Interest Period shall commence on the Series 1999-2 Closing Date and end on March 21, 1999; and PROVIDED FURTHER, that

                  (i) any Series 1999-2 Interest Period in respect of which interest is computed by reference to the CP Rate may be terminated at the election of, and upon notice thereof, to ARG and the Servicer by the Series 1999-2 Collateral Agent any time upon the occurrence and during the continuance of a CP Market Disruption Event;

                  (ii) if at any time any Series 1999-2 Interest Period is terminated pursuant to CLAUSE (I) above, the portion of the Series 1999-2 Invested Amount previously allocated to such terminated Series 1999-2 Interest Period shall be allocated to a new Series 1999-2 Interest Period to commence on such date and end on and including the day preceding the next succeeding Distribution Date; and

                  (iii) upon the occurrence and during the continuance of a Series 1999-2 Rapid Amortization Period, any Series 1999-2 Interest Period in respect of which interest is computed by reference to the CP Rate or the Eurodollar Rate may be terminated at the election of, and upon notice thereof to ARG and the Servicer by the Series 1999-2 Collateral Agent, and interest on the applicable CP Tranches and Eurodollar Tranches shall form part of the Base Rate Tranche for the remainder of such Series 1999-2 Interest Period and each Series 1999-2 Interest Period commencing thereafter until payment in full of the Series 1999-2 Notes.

         "SERIES 1999-2 INVESTED AMOUNT" means when used with respect to any date, an amount equal to (a) the Series 1999-2 Initial Invested Amount MINUS (b) the amount of principal payments made to Series 1999-2 Noteholders on or prior to such date PLUS (c) any Increases in the Series 1999-2 Invested Amount pursuant to SECTION 2.1 of this Series Supplement on or prior to such date.

         "SERIES 1999-2 INVESTED PERCENTAGE" means, as of any date of determination:

                  (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the sum of the Series 1999-2 Invested Amount and the Series 1999-2 Overcollateralization Amount, determined during the Series 1999-2 Revolving Period as of the end of the Related Month (or, until the end of the initial Related Month, on the Series 1999-2 Closing Date), or, during the Series 1999-2 Rapid Amortization Period, as of the end of the Series 1999-2 Revolving Period, and the denominator of which is the greater of (I) the Aggregate Asset Amount as of the end of the Related Month or, until the end of the initial Related Month, as of the Series 1999-2 Closing Date, and (II) as of the same date as in CLAUSE (I), the sum of the numerators used to determine the invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes); and

                  (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Series 1999-2 Accrued Amounts on such date of determination, and the denominator of which is the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

         "SERIES 1999-2 LEASE PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of the aggregate amount of Interest Collections and Principal Collections which pursuant to SECTION 3.2(A), (B), (C) or (d) of this Series Supplement would have been allocated to the Series 1999-2 Noteholders if all payments required under the Leases to have been made from and excluding the immediately preceding Distribution Date to and including such Distribution Date were made in full, over the aggregate amount of Interest Collections and Principal Collections which pursuant to SECTION 3.2(A), (B), (C) or (D) of this Series Supplement have been allocated to the Series 1999-2 Noteholders from and excluding the immediately preceding Distribution Date to and including such Distribution Date. For this purpose, amounts paid or determined pursuant to SECTION 3.2(A)(II), (B)(II), (C)(II) and (d)(ii) of this Series Supplement shall be deemed allocated to the Series 1999-2 Noteholders.

         "SERIES 1999-2 LEASE PAYMENT DEFICIT ADJUSTED AMOUNT" means, on any Distribution Date on which a Series 1999-2 Lease Payment Deficit exists, an amount equal to (without duplication) (a) the Series 1999-2 Lease Payment Deficit with respect to such Distribution Date MINUS (b) to the extent such Series 1999-2 Lease Payment Deficit is allocable to Financing Lease Program Vehicle Manufacturer Losses during the related Series 1999-2 Interest Period, the allocable portion of the Financing Lease Program Vehicle Manufacturer Losses Adjustment Amount with respect to such Series 1999-2 Interest Period PLUS (c) the allocable portion of the Financing Lease Program Vehicle Manufacturer Losses Re-Adjustment Amount with respect to such Series 1999-2 Interest Period PLUS (d) the allocable portion of the any Financing Lease Program Vehicle Manufacturer Losses Re-Adjustment Amount with respect to any prior Series 1999-2 Interest Periods that did not cause an increase in the amount drawn on the Series 1999-2 Letter of Credit on any Distribution Date.

         "SERIES 1999-2 LETTER OF CREDIT" means the irrevocable letter of credit or letters of credit, each substantially in the form of EXHIBIT C hereto, and each issued by a Series 1999-2 Eligible Letter of Credit Issuer in favor of the Enhancement Agent for the benefit of the Series 1999-2 Noteholders, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

         "SERIES 1999-2 LETTER OF CREDIT AMOUNT" means, as of any date of determination, (a) the amount available to be drawn on such date under the Series 1999-2 Letter of Credit, as specified therein and (b) if the Series 1999-2 Cash Collateral Account has been established and funded pursuant to
SECTION 3.8, the Series 1999-2 Available Cash Collateral Account Amount on such date.

         "SERIES 1999-2 LETTER OF CREDIT AGREEMENT " means the Amended and Restated Series 1999-2 Letter of Credit Agreement, dated as of June 30, 2000, among ANC, the Lessees, ANC Funding, AutoNation and Westdeutsche Landesbank Girozentrale, New York Branch, as the initial Series 1999-2 Letter of Credit Provider, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

         "SERIES 1999-2 LETTER OF CREDIT EXPIRATION DATE" means, with respect to any Series 1999-2 Letter of Credit, the expiration date set forth in such Series 1999-2 Letter of Credit, as such date may be extended in accordance with the terms of such Series 1999-2 Letter of Credit.

         "SERIES 1999-2 LETTER OF CREDIT PROVIDER" means a Series 1999-2 Eligible Letter of Credit Issuer that has issued a Series 1999-2 Letter of Credit, and any permitted successors or assigns.

         "SERIES 1999-2 LIQUIDATION EVENT" means a "Liquidation Event of Default" as such term is defined in the Series 1999-2 Liquidity Agreement.

         "SERIES 1999-2 LIQUIDITY AGENT" means Credit Suisse First Boston, as the "Liquidity Agent" under the Series 1999-2 Liquidity Agreement, or any successor thereto.

         "SERIES 1999-2 LIQUIDITY AGREEMENT" means the Liquidity Agreement, dated as of February 26, 1999, among ANC Funding, certain financial institutions party thereto as liquidity lenders and the Series 1999-2 Liquidity Agent, as liquidity agent, as amended by Extension No 1 thereto, dated as of February 26, 2000, Extension No. 2 thereto, dated as of April 14, 2000, Amendment No. 1 thereto, dated as of June 30, 2000, and as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

         "SERIES 1999-2 LIQUIDITY AGREEMENT AMORTIZATION EVENT" means a "Liquidity Agreement Amortization Event" under the Series 1999-2 Liquidity Agreement.

         "SERIES 1999-2 LOC CREDIT DISBURSEMENT" means an amount drawn under the Series 1999-2 Letter of Credit pursuant to a Certificate of Credit Demand.

         "SERIES 1999-2 LOC DISBURSEMENTS" means, as the context may require, the Series 1999-2 LOC Credit Disbursements, the Series 1999-2 LOC Liquidity Disbursements and/or the Series 1999-2 LOC Termination Disbursements.

         "SERIES 1999-2 LOC LIQUIDITY DISBURSEMENT" means an amount drawn under the Series 1999-2 Letter of Credit pursuant to a Certificate of Liquidity Demand.

         "SERIES 1999-2 LOC TERMINATION DEPOSIT" means an amount deposited in the Series 1999-2 Cash Collateral Account in connection with the termination of all or part of the Series 1999-2 Letter of Credit.

         "SERIES 1999-2 LOC TERMINATION DISBURSEMENT" means an amount drawn under the Series 1999-2 Letter of Credit pursuant to a Certificate of Termination Demand.

         "SERIES 1999-2 MAXIMUM INVESTED AMOUNT" means, as of any date, the Program Size (as defined in the Series 1999-2 Note Purchase Agreement) less the aggregate discount on the Series 1999-2 Commercial Paper outstanding on such date (including any Series 1999-2 Commercial Paper issued by ANC Funding on such date of determination).

         "SERIES 1999-2 NOTE INTEREST" means, with respect to any Distribution Date, the sum of (i) the Series 1999-2 Daily Interest Amount for each day in the related Series 1999-2 Interest Period, plus (ii) all previously due and unpaid Series 1999-2 Note Interest with respect to prior Series 1999-2 Interest Periods (together with interest on such unpaid amounts required to be paid in this CLAUSE (II) at the Series 1999-2 Note Rate), PLUS (iii) any Series 1999-2 Carrying Charges due to the Series 1999-2 Noteholders and unpaid as of such Distribution Date.

         "SERIES 1999-2 NOTE PURCHASE AGREEMENT" means the Note Purchase Agreement, dated as of February 26, 1999, among ARG, the Series 1999-2 Noteholder, the Servicer and the Series 1999-2 Collateral Agent, pursuant to which the Series 1999-2 Noteholder agrees to purchase the Series 1999-2 Notes from ARG, subject to the terms and conditions set forth therein, or any successor agreement to such effect among ARG and the Series 1999-2 Noteholder or its successors, as amended by Amendment No. 1 thereto, dated as of June 30, 2000, and as the same may be further amended, supplemented or otherwise modified from time to time.

         "SERIES 1999-2 NOTE RATE" means, for any Series 1999-2 Interest Period, the weighted average of the CP Rates for the portion of the Series 1999-2 Invested Amount comprised of that portion of the CP Tranche maturing during such Series 1999-2 Interest Period and the weighted average of the Eurodollar Rates applicable to the portion of the Series 1999-2 Invested Amount comprised of the Eurodollar Tranche and the weighted average of the Base Rates applicable to the portion of the Series 1999-2 Invested Amount comprised of the Base Rate Tranche; PROVIDED, HOWEVER, that the Series 1999-2 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

         "SERIES 1999-2 NOTEHOLDER" means any of the Persons in whose name a Series 1999-2 Note is registered in the Note Register.

         "SERIES 1999-2 NOTES" means any one of the Variable Funding Rental Car Asset Backed Notes, Series 1999-2, executed by ARG and authenticated and delivered by or on behalf of the Trustee, substantially in the form of EXHIBIT A hereto.

         "SERIES 1999-2 OPERATING LEASE PERCENTAGE" means as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 1999-2 Required Operating Lease Asset Amount as of such date, and the denominator of which is the sum of the Required Operating Lease Asset Amounts for all Series of Notes as of such date.

         "SERIES 1999-2 OPERATING LEASE VEHICLE LOSSES" means, (a) as of any Determination Date prior to the occurrence of an Event of Bankruptcy and after the occurrence of an Event of Bankruptcy prior to the Transition Date, an amount equal to the product of (i) the Series 1999-2 Indenture Percentage as of such date and (ii) the Operating Lease Vehicle Losses with respect to the Related Month related to such Determination Date, and (b) as of any Determination Date on or after the occurrence of an Event of Bankruptcy on or after the Transition Date, an amount equal the product of (i) the Series 1999-2 Operating Lease Percentage as of such date and (ii) the Operating Lease Vehicle Losses with respect to the Related Month related to such Determination Date.

         "SERIES 1999-2 OPERATING LEASE VEHICLE LOSSES ADJUSTMENT AMOUNT" means,
(a) as of any Determination Date prior to the occurrence of an Event of Bankruptcy and after the occurrence of an Event of Bankruptcy prior to the Transition Date, an amount equal to the product of (i) the Series 1999-2 Indenture Percentage as of such date and (ii) the Operating Lease Vehicle Losses Adjustment Amount with respect to the Related Month related to such Determination Date, and (b) as of any Determination Date on or after the occurrence of an Event of Bankruptcy on or after the Transition Date, an amount equal the product of (i) the Series 1999-2 Operating Lease Percentage as of such date and (ii) the Operating Lease Vehicle Losses Adjustment Amount with respect to the Related Month related to such Determination Date.

         "SERIES 1999-2 OPERATING LEASE VEHICLE LOSSES RE-ADJUSTMENT AMOUNT" means, (a) as of any Determination Date prior to the occurrence of an Event of Bankruptcy and after the occurrence of an Event of Bankruptcy prior to the Transition Date, an amount equal to the product of (i) the Series 1999-2 Indenture Percentage as of such date and (ii) the Operating Lease Vehicle Losses Re-Adjustment Amount with respect to the Related Month related to such Determination Date, and (b) as of any Determination Date on or after the occurrence of an Event of Bankruptcy on or after the Transition Date, an amount equal the product of (i) the Series 1999-2 Operating Lease Percentage as of such date and (ii) the Operating Lease Vehicle Losses Re-Adjustment Amount with respect to the Related Month related to such Determination Date.

         "SERIES 1999-2 OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the product of (a) the percentage equivalent of a fraction, the numerator of which is the Series 1999-2 Required Overcollateralization Amount as of such date, and the denominator of which is the Required Overcollateralization Amounts for all Series of Variable Funding Notes as of such date, and (b) the VFN Overcollateralization Amount as of such date.

         "SERIES 1999-2 PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 1999-2 Invested Amount as of such date, and the denominator of which is the sum of the Invested Amounts for all Series of Notes as of such date.

         "SERIES 1999-2 PRINCIPAL ALLOCATION" has the meaning specified in
SECTION 3.2(A)(II) of this Series Supplement.

         "SERIES 1999-2 PROGRAM SIZE" means "Program Size" as such term is defined in the Series 1999-2 Liquidity Agreement.

         "SERIES 1999-2 RAPID AMORTIZATION PERIOD" means the period beginning on the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 1999-2 Notes and ending upon the earliest to occur of (i) the date on which the outstanding principal amount of the Series 1999-2 Notes, together with all accrued interest thereon, and all other amounts payable under the Series 1999-2 Supplement and the Series 1999-2 Note Purchase Agreement are paid in full, (ii) the Series 1999-2 Termination Date and (iii) the termination of the Indenture.

         "SERIES 1999-2 RATING AGENCIES" means Standard & Poor's, Moody's and any other nationally recognized rating agency rating the Series 1999-2 Notes at the request of ARG or rating the Series 1999-2 Commercial Paper.

         "SERIES 1999-2 RATING AGENCY CONFIRMATION CONDITION" means, with respect to the Series 1999-2 Notes and any action, including the issuance of an additional Series of Notes, that each Series 1999-2 Rating Agency shall have notified ARG and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of the Series 1999-2 Notes or the Series 1999-2 Commercial Paper.

         "SERIES 1999-2 RATING AGENCY CONFIRMATION AND CONSENT CONDITION" means, with respect to the Series 1999-2 Notes and any action, that (i) each Series 1999-2 Rating Agency shall have notified ARG and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of the Series 1999-2 Notes or the Series 1999-2 Commercial Paper and (ii) the Requisite Series 1999-2 Consent shall have been obtained with respect to such action.

         "SERIES 1999-2 RELATED DOCUMENTS" means the Series 1999-2 Note Purchase Agreement, the Series 1999-2 Support Reimbursement Agreement and the GM Series 1999-2 Support Reimbursement Agreement.

         "SERIES 1999-2 REPURCHASE AMOUNT" has the meaning specified in SECTION
8.1 of this Series Supplement.

         "SERIES 1999-2 REQUIRED ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the product of the Series 1999-2 Required Enhancement Percentage as of such date and the Series 1999-2 Invested Amount as of such date and (ii) the Series 1999-2 Required Enhancement Incremental Amount as of such date.

         "SERIES 1999-2 REQUIRED ENHANCEMENT INCREMENTAL AMOUNT" means

                  (i) as of the Series 1999-2 Closing Date, $0;

                  (ii) as of any day subsequent to the Series 1999-2 Closing Date and prior to the Transition Date, an amount calculated with respect to the preceding day equal to the product of (x) the VFN Transitional Percentage (y) the Series 1999-2 Indenture VFN Percentage and (z) the sum of (A) the excess, if any, of the VFN Non-Program Vehicle Amount as of such preceding day over the VFN Maximum Non-Program Vehicle Amount as of such preceding day, (B) the excess, if any, of the VFN Subaru Amount as of such preceding day over the VFN Maximum Individual Subaru/Isuzu/Suzuki Amount as of such preceding day,
         (C) the excess, if any, of the VFN Isuzu Amount as of such preceding day over the VFN Maximum Individual Subaru/Isuzu/Suzuki Amount as of such preceding day, (D) the excess, if any, of the VFN Suzuki Amount as of such preceding day over the VFN Maximum Individual Subaru/Isuzu/Suzuki Amount as of such preceding day, (E) the excess, if any, of the VFN Aggregate Subaru/Isuzu/Suzuki Amount as of such preceding day over the VFN Maximum Aggregate Subaru/Isuzu/Suzuki Amount as of such preceding day, (F) the excess, if any, of the VFN Mitsubishi Amount as of such preceding day over the VFN Maximum Mitsubishi Amount as of such preceding day, (G) the excess, if any, of the VFN Non-Eligible Manufacturer Amount as of such preceding day over the VFN Maximum Non-Eligible Manufacturer Amount as of such preceding day and
         (H) the Additional Enhancement Amount as of such preceding day; and

                  (iii) as of the Transition Date and any date thereafter, an amount calculated with respect to the preceding day equal to the product of (x) the Series 1999-2 Indenture VFN Percentage and (y) the sum of (A) the excess, if any, of the VFN Non-Program Vehicle Amount as of such preceding day over the VFN Maximum Non-Program Vehicle Amount as of such preceding day, (B) the excess, if any, of the VFN Subaru Amount as of such preceding day over the VFN Maximum Individual Subaru/Isuzu/Suzuki Amount as of such preceding day, (C) the excess, if any, of the VFN Isuzu Amount as of such preceding day over the VFN Maximum Individual Subaru/Isuzu/Suzuki Amount as of such preceding day,
         (D) the excess, if any, of the VFN Suzuki Amount as of such preceding day over the VFN Maximum Individual Subaru/Isuzu/Suzuki Amount as of such preceding day, (E) the excess, if any, of the VFN Aggregate Subaru/Isuzu/Suzuki Amount as of such preceding day over the VFN Maximum Aggregate Subaru/Isuzu/Suzuki Amount as of such preceding day,
         (F) the excess, if any, of the VFN Mitsubishi Amount as of such preceding day over the VFN Maximum Mitsubishi Amount as of such preceding day, (G) the excess, if any, of the VFN Non-Eligible Manufacturer Amount as of such preceding day over the VFN Maximum Non-Eligible Manufacturer Amount as of such preceding day and (H) the Additional Enhancement Amount as of such preceding day;

         "SERIES 1999-2 REQUIRED ENHANCEMENT PERCENTAGE" means

                  (i) as of the Series 1999-2 Closing Date, *%;

                  (ii) as of any date of determination subsequent to the Series 1999-2 Closing Date, a percentage calculated with respect to the preceding day equal to the sum of (i) the product of (A) *% times (B) the VFN Program Vehicle Percentage as of such preceding day and (ii) the product of (A) the Series 1999-2 Required Non-Program Enhancement Percentage as of such preceding day times (B) the VFN Non-Program Vehicle Percentage as of such preceding day.

         "SERIES 1999-2 REQUIRED FINANCING LEASE ASSET AMOUNT" means, as of any date of determination, the product of (a) the Series 1999-2 Indenture VFN Percentage as of such date and (b) the VFN Financing Lease Asset Amount as of such date.

         "SERIES 1999-2 REQUIRED LIQUIDITY AMOUNT" means, with respect to any Distribution Date, an amount equal to the greater of (a) 4% of the Series 1999-2 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 1999-2 Notes on such Distribution Date) or
(b) $5,000,000.

         "SERIES 1999-2 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE" means, as of any date of determination, the sum of (i) *% and (ii) an amount (not less than zero) equal to 100% minus the lesser of (x) the lowest Measurement Month Average of any full Measurement Month within the preceding twelve calendar months (or such fewer number of calendar months as have elapsed since the Series 1999-2 Closing Date) and (y) an amount (not less than zero) equal to the Fair Market Value Average as of the immediately preceding Determination Date.

         "SERIES 1999-2 REQUIRED OPERATING LEASE ASSET AMOUNT" means, as of any date of determination, the product of (a) the Series 1999-2 Indenture VFN Percentage as of such date and (b) the Required VFN Operating Lease Asset Amount as of such date.

         "SERIES 1999-2 REQUIRED OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of the Series 1999-2 Required Enhancement Amount over the sum of (i) the Series 1999-2 Letter of Credit Amount as of such date and (ii) the amount of cash and Permitted Investments allocated to the Series 1999-2 Excess Collection Account on such date.

         "SERIES 1999-2 REVOLVING PERIOD" means the period from and including the Series 1999-2 Closing Date to the commencement of the Series 1999-2 Rapid Amortization Period.

         "SERIES 1999-2 SUPPLEMENT" means this Series Supplement.

         "SERIES 1999-2 SUPPORT LETTER OF CREDIT" means any irrevocable letter of credit substantially in the form of EXHIBIT A of a Series 1999-2 Support Reimbursement Agreement issued by a Series 1999-2 Support Letter of Credit Provider pursuant to the related Series 1999-2 Support Reimbursement Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time and otherwise in form and substance acceptable to the Series 1999-2 Letter of Credit Provider in its sole discretion.

         "SERIES 1999-2 SUPPORT LETTER OF CREDIT PROVIDERS" means any and each party identified as such in the related Series 1999-2 Support Reimbursement Agreement, in their capacities as providers of the Series 1999-2 Support Letters of Credit issued or entered into in connection with each Series 1999-2 Support Reimbursement Agreement, and any permitted successors or assigns thereof under such Series 1999-2 Support Reimbursement Agreement, in all cases, acceptable to the Series 1999-2 Letter of Credit Provider in its sole discretion.

         "SERIES 1999-2 SUPPORT REIMBURSEMENT AGREEMENT" means any and each agreement entered into to provide for the reimbursement of a Series 1999-2 Support Letter of Credit Provider for draws under its Series 1999-2 Support Letter of Credit, in form and substance reasonably satisfactory to the Series 1999-2 Letter of Credit Provider, as any such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

         "SERIES 1999-2 TERMINATION DATE" means February 26, 2005.

         "SERIES 1999-2 TRANSITIONAL BANKRUPTCY PERCENTAGE" means, as of the date of the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee, the percentage equivalent of a fraction, the numerator of which is the Series 1999-2 Required Financing Lease Asset Amount as of such date and the denominator of which is equal to the aggregate of the Required Financing Lease Asset Amounts with respect to each outstanding Series of Notes as of such date.

         "SERIES 1999-2 UNPAID DEMAND AMOUNT" has the meaning specified in
SECTION 3.3(A) of this Series Supplement.

         "SERIES 1999-2 VFN PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 1999-2 Invested Amount as of such date, and the denominator of which is the sum of the Invested Amounts for the Variable Funding Notes as of such date.

         "SERIES SUPPLEMENT" means this Series Supplement, as set forth in the preamble, or any other supplement to the Base Indenture complying with the terms of Section 2.3 of the Base Indenture.

         "SUBARU" means Subaru of America, Inc., a Hawaii corporation.

         "SUBARU AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Leases as of such date that were manufactured by Subaru and not turned in to Subaru pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its

Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company or

Lessee, as applicable, as of such date (other than Excluded Payments) from Subaru under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Leases (as of the applicable disposition date) that were manufactured by Subaru and turned in to Subaru pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company or Lessee, financed under the related Leasing Company Indenture or Lease, as applicable, and owed by Subaru under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Subaru that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE
(II) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Subaru that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (v) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Subaru that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

         "SUPERMAJORITY NOTEHOLDERS" means, with respect to the Series 1999-2 Notes, the written consent of Liquidity Providers representing 66 2/3% or more of the Series 1999-2 Program Size and Series 1999-2 Support Letter of Credit Providers representing 66 2/3% or more of the aggregate support letter of credit commitments under the Series 1999-2 Support Reimbursement Agreement.

         "SUPPORT CREDIT DEMAND" has the meaning specified in the related Series 1999-2 Support Letter of Credit or paragraph 1(a)(i) of the GM Series 1999-2 Support Agreement, as applicable.

         "SUPPORT CREDIT DISBURSEMENT" means a disbursement by any Series 1999-2 Support Letter of Credit Provider or the GM Series 1999-2 Support Provider, as applicable, to the Series 1999-2 Letter of Credit Provider pursuant to a Support Credit Demand.

         "SUPPORT DISBURSEMENTS" means, collectively, the Support Credit Disbursements, the Support Liquidity Disbursements, the Support Reduction Disbursements and the Support Termination Disbursements.

         "SUPPORT EXPIRATION DATE" has the meaning set forth in the related Series 1999-2 Support Reimbursement Agreement or Section 2.1(a) of the GM Series 1999-2 Support Reimbursement Agreement, as applicable.

         "SUPPORT LETTER OF CREDIT" means a Series 1999-2 Support Letter of Credit or any of the other irrevocable letters of credit or other agreements (including, without limitation, the GM Series 1999-2 Support Agreement) issued by or entered into by any of the Support Letter of Credit Providers pursuant to the related Support Reimbursement Agreement by which such Support Letter of Credit Provider agrees to reimburse the related VFN Letter of Credit Provider for amounts drawn on the related VFN Letter of Credit, as the same may be amended, supplemented, restated or otherwise modified or substituted or replaced from time to time in accordance with the terms thereof.

         "SUPPORT LETTER OF CREDIT PROVIDER" means a Series 1999-2 Support Letter of Credit Provider, GM Series 1999-2 Support Provider or any of the other Persons that issues or enters into an irrevocable letter of credit or other agreement pursuant to which such Person agrees to reimburse the related VFN Letter of Credit Provider for amounts drawn on such VFN Letter of Credit Provider's VFN Letter of Credit.

         "SUPPORT LIQUIDITY DEMAND" has the meaning specified in the related Series 1999-2 Support Letter of Credit or paragraph 1(a)(ii) of the GM Series 1999-2 Support Agreement, as applicable.

         "SUPPORT LIQUIDITY DISBURSEMENT" means a disbursement by any Series 1999-2 Support Letter of Credit Provider or the GM Series 1999-2 Support Provider, as applicable, to the Series 1999-2 Letter of Credit Provider pursuant to a Support Liquidity Demand.

         "SUPPORT REDUCTION DEMAND" has the meaning specified in paragraph 1(a)(iv) of the GM Series 1999-2 Support Reimbursement Agreement.

         "SUPPORT REDUCTION DISBURSEMENT" means a disbursement by the GM Series 1999-2 Support Provider for deposit to the Series 1999-2 Cash Collateral Account pursuant to a Support Reduction Demand.

         "SUPPORT REIMBURSEMENT AGREEMENT" means any Series 1999-2 Support Reimbursement Agreements or any of the other agreements pursuant to which ARG, the Lessees and ANC agree subject to the terms and conditions set forth therein to reimburse the related Support Letter of Credit Providers for draws under their respective Support Letters of Credit, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

         "SUPPORT TERMINATION DEMAND" has the meaning specified in the related Series 1999-2 Support Letter of Credit or paragraph 1(a)(iii) of the GM Series 1999-2 Support Agreement, as applicable.

         "SUPPORT TERMINATION DEMAND FOR NONEXTENSION" has the meaning specified in the related Series 1999-2 Support Letter of Credit.

         "SUPPORT TERMINATION DISBURSEMENT" means a disbursement by any Series 1999-2 Support Letter of Credit Provider or the GM Series 1999-2 Support Provider pursuant to a Support Termination Demand or by any Series 1999-2 Support Letter of Credit Provider pursuant to a Support Termination Demand for Nonextension, as the case may be.

         "SUZUKI" means American Suzuki Motor Corporation, a California corporation.

         "SUZUKI AMOUNT" means, as of any date of determination, an amount equal to the sum, rounded to the nearest $100,000, of the following amounts to the extent that such amounts are included in the Aggregate Asset Amount as of such date: (i) the Net Book Value of all Vehicles that are Eligible Vehicles leased under the Leases as of such date that were manufactured by Suzuki and not turned in to Suzuki pursuant to its Manufacturer Program, if any, not delivered for Auction pursuant to its Manufacturer Program, if any, or not otherwise sold or deemed to be sold under the related Leasing Company Related Documents, PLUS (ii) all amounts receivable by a Leasing Company or Lessee, as applicable, as of such date (other than Excluded Payments) from Suzuki under Manufacturer Programs with respect to Eligible Vehicles (other than Exchanged Vehicles) leased under the Leases (as of the applicable disposition date) that were manufactured by Suzuki and turned in to Suzuki pursuant to any such Manufacturer Program or delivered for Auction pursuant to any such Manufacturer Program and the aggregate of all Eligible Receivables owned by a Leasing Company or Lessee, financed under the related Leasing Company Indenture or Lease, as applicable, and owed by Suzuki under and in accordance with a Manufacturer Program, PLUS (iii) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, all amounts receivable (other than amounts specified in CLAUSE (II) above) from any person or entity in connection with the Auction of such Eligible Vehicles as of such date, PLUS (iv) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any Casualty Payments or Termination Payments with respect to such Eligible Vehicles due and payable as of such date under the Leases, PLUS (v) with regard to Eligible Vehicles leased under the Leases (as of the applicable disposition date) that were manufactured by Suzuki that have been turned in to the Manufacturer, delivered for Auction or otherwise sold, any and all accrued and unpaid Monthly Base Rent, Monthly Supplemental Payments and Additional Base Rent under the Leases with respect to such Eligible Vehicles as of such date (net of amounts set forth in CLAUSES (II), (III) and (IV) above).

         "TRANSITION DATE" means the September 1999 Distribution Date.

         "VARIABLE FUNDING NOTES" means all outstanding Series of variable funding notes issued pursuant to respective Series Supplements to the Base Indenture other than any Segregated Series.

         "VFN AGGREGATE ASSET AMOUNT" means, as of any date of determination, the product of (a) the VFN Percentage as of such date and (b) the Aggregate Asset Amount as of such date.

         "VFN AGGREGATE SUBARU/ISUZU/SUZUKI AMOUNT" means, as of any date of determination prior to the Transition Date, the Aggregate Subaru/Isuzu/Suzuki Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of "Aggregate Subaru/Isuzu/Suzuki Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable disposition date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through
(V) of the definition of "Aggregate Subaru/Isuzu/Suzuki Amount" as of such date with respect to Eligible Vehicles that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable disposition date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN ELIGIBLE MANUFACTURER PROGRAM" means, at any time, a Manufacturer Program that is in full force and effect with a VFN Eligible Program Manufacturer; PROVIDED that with respect to any new Manufacturer Program (including a new model year Manufacturer Program of a VFN Eligible Program Manufacturer and a Manufacturer Program of a new Manufacturer) that is proposed for consideration after the date hereof as a VFN Eligible Manufacturer Program, prior to such new Manufacturer Program constituting a "VFN Eligible Manufacturer Program" hereunder, ARG shall have satisfied the VFN Rating Agency Confirmation Condition with respect to such VFN Eligible Manufacturer Program; and PROVIDED FURTHER that, if there is a material change to a Manufacturer Program during a model year, ARG shall have satisfied the VFN Rating Agency Confirmation Condition with respect to such change prior to such Manufacturer Program, as changed, constituting a "VFN Eligible Manufacturer Program."

         "VFN ELIGIBLE NON-PROGRAM MANUFACTURER" means (a) each Manufacturer listed on EXHIBIT B-1 to this Series Supplement, and (b) any other Manufacturer with respect to which (i) ARG has received the prior written consent of the Required VFN Enhancement Providers and the prior written consent of the Required VFN Liquidity Providers and (ii) the VFN Rating Agency Confirmation Condition has been satisfied, unless, in each case, (y) a Manufacturer Event of Default has occurred pursuant to CLAUSE (I) of the definition thereof with respect to such Manufacturer and such Manufacturer is not generally paying its debts as they are due or (z) such Manufacturer has experienced an Event of Bankruptcy.

         "VFN ELIGIBLE PROGRAM MANUFACTURER" means each Manufacturer (a) (i) who is listed on EXHIBIT B-2 to this Series Supplement, (ii) who is rated or whose parent is rated at least "BBB-" by S&P and "Baa3" by Moody's or (iii) with respect to which ARG has received the prior written consent of the Required VFN Enhancement Providers and the prior written consent of the Required VFN Liquidity Providers, (b) who has a Manufacturer Program and (c) who has not experienced a Manufacturer Event of Default which is continuing; PROVIDED, HOWEVER, that if Nissan is listed on EXHIBIT B-2 and Nissan does not meet the criteria set forth in CLAUSE (II) above, Nissan shall not constitute a "VFN Eligible Program Manufacturer" to the extent that the VFN Nissan Amount exceeds the VFN Maximum Downgraded Program Nissan Amount; PROVIDED FURTHER, HOWEVER, that if Mazda is listed on EXHIBIT B-2 and Mazda does not meet the criteria set forth in CLAUSE (II) above, Mazda shall not constitute a "VFN Eligible Program Manufacturer" to the extent that the VFN Mazda Amount exceeds the VFN Maximum Downgraded Program Mazda Amount.

         "VFN FINANCING LEASE ASSET AMOUNT" means, as of any date of determination, the product of (a) the VFN Financing Lease Percentage as of such date and (b) the Financing Lease Asset Amount as of such date.

         "VFN FINANCING LEASE PERCENTAGE" means, as of any date of determination prior to the Transition Date, the percentage equivalent of a fraction, the numerator of which is the Required VFN Asset Amount, and the denominator of which is the sum of the Required VFN Asset Amount plus the Required Financing Lease Amount with respect all outstanding Series of medium term notes issued pursuant to Series Supplements to the Base Indenture other than any Segregated Series, and, as of any date of determination on or subsequent to the Transition Date, 100%.

         "VFN ISUZU AMOUNT" means, as of any date of determination prior to the Transition Date, the Isuzu Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of "Isuzu Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable disposition date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through
(V) of the definition of "Isuzu Amount" as of such date with respect to Eligible Vehicles that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable disposition date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN LETTER OF CREDIT" means a letter of credit providing Enhancement for Variable Funding Notes and/or liquidity for Commercial Paper.

         "VFN LETTER OF CREDIT PROVIDER" means a provider of a VFN Letter of Credit.

         "VFN LIQUIDITY AGREEMENT" means an agreement pursuant to which a lender or lenders has agreed to provide a liquidity commitment or commitments supporting the repayment of Commercial Paper issued by an Affiliate of ANC.

         "VFN MAXIMUM AGGREGATE SUBARU/ISUZU/SUZUKI AMOUNT" means, as of any day, with respect to Subaru, Isuzu and Suzuki, in the aggregate, an amount equal to *% of the sum of (i) the VFN Operating Lease Asset Amount on such day, plus
(ii) the Financing Lease Asset Amount on such day, plus (iii) the product of (a) the Series 1999-2 Invested Percentage (which would be used to allocate Principal Collections) as of such date and (b) the aggregate amount of cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "VFN Maximum Aggregate Subaru/Isuzu/Suzuki Amount" shall equal *% of the Aggregate Asset Amount.

         "VFN MAXIMUM DOWNGRADED PROGRAM MAZDA AMOUNT" means, as of any day, an amount equal to *% of the sum of (i) the VFN Operating Lease Asset Amount on such day, plus (ii) the Financing Lease Asset Amount on such day, plus (iii) the product of (a) the Series 1999-2 Invested Percentage (which would be used to allocate Principal Collections) as of such date and (b) the aggregate amount of cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "VFN Maximum Downgraded Program Mazda Amount" shall equal *% of the Aggregate Asset Amount.

         "VFN MAXIMUM DOWNGRADED PROGRAM NISSAN AMOUNT" means, as of any day, an amount equal to *% of the sum of (i) the VFN Operating Lease Asset Amount on such day, plus (ii) the Financing Lease Asset Amount on such day, plus (iii) the product of (a) the Series 1999-2 Invested Percentage (which would be used to allocate Principal Collections) as of such date and (b) the aggregate amount of cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "VFN Maximum Downgraded Program Nissan Amount" shall equal *% of the Aggregate Asset Amount.

          "VFN MAXIMUM INDIVIDUAL SUBARU/ISUZU/SUZUKI AMOUNT" means, as of any day, with respect to Subaru, Isuzu or Suzuki, individually, an amount equal to *% of the sum of (i) the VFN Operating Lease Asset Amount on such day, plus (ii) the Financing Lease Asset Amount on such day, plus (iii) the product of (a) the Series 1999-2 Invested Percentage (which would be used to allocate Principal Collections) as of such date and (b) the aggregate amount of cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "VFN Maximum Individual Subaru/Isuzu/Suzuki Amount" shall equal *% of the Aggregate Asset Amount.

         "VFN MAXIMUM MITSUBISHI AMOUNT" means, as of any day, an amount equal to *% of the sum of (i) the VFN Operating Lease Asset Amount on such day, plus
(ii) the Financing Lease Asset Amount on such day, plus (iii) the product of (a) the Series 1999-2 Invested Percentage (which would be used to allocate Principal Collections) as of such date and (b) the aggregate amount of cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "VFN Maximum Mitsubishi Amount" shall equal *% of the Aggregate Asset Amount.

         "VFN MAXIMUM NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any day, an amount equal to the VFN Maximum Non-Eligible Manufacturer Percentage of the sum of (i) the VFN Operating Lease Asset Amount on such day, plus (ii) the Financing Lease Asset Amount on such day, plus (iii) the product of (a) the Series 1999-2 Invested Percentage (which would be used to allocate Principal Collections) as of such date and (b) the aggregate amount of cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "VFN Maximum Non-Eligible Manufacturer Amount" shall equal the VFN Maximum Non-Eligible Manufacturer Percentage of the Aggregate Asset Amount.

         "VFN MAXIMUM NON-ELIGIBLE MANUFACTURER PERCENTAGE" means *%; PROVIDED, HOWEVER, that the "VFN Maximum Non-Eligible Manufacturer Percentage" may be such greater percentage as is established by notice to the Trustee by ARG upon the satisfaction of the VFN Rating Agency Confirmation Condition and prior written consent of the Required VFN Liquidity Providers, with respect to such greater percentage.

         "VFN MAXIMUM NON-PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to the VFN Maximum Non-Program Vehicle Percentage of the sum of (i) the VFN Operating Lease Asset Amount on such day, plus (ii) the Financing Lease Asset Amount on such day, plus (iii) the product of (a) the Series 1999-2 Invested Percentage (which would be used to allocate Principal Collections) as of such date and (b) the aggregate amount of cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "VFN Maximum Non-Program Vehicle Amount" shall equal the VFN Maximum Non-Program Vehicle Percentage of the Aggregate Asset Amount.

         "VFN MAXIMUM NON-PROGRAM VEHICLE PERCENTAGE" means *%; PROVIDED, HOWEVER, that the "VFN Maximum Non-Program Vehicle Percentage" may be such greater percentage as is established by notice to the Trustee by ARG upon the satisfaction of the VFN Rating Agency Confirmation Condition and prior written consent of the Required VFN Liquidity Providers, in each case, with respect to such greater percentage.

         "VFN MAZDA AMOUNT" means, as of any date of determination prior to the Transition Date, the Mazda Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of the "Mazda Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable disposition date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of the "Mazda Amount" as of such date with respect to Eligible Vehicles that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable disposition date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN MITSUBISHI AMOUNT" means, as of any date of determination prior to the Transition Date, the Mitsubishi Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of the "Mitsubishi Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable disposition date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of the "Mitsubishi Amount" as of such date with respect to Eligible Vehicles that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable disposition date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN NISSAN AMOUNT" means, as of any date of determination prior to the Transition Date, the Nissan Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of the "Nissan Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable disposition date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of the "Nissan Amount" as of such date with respect to Eligible Vehicles that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable disposition date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any date of determination prior to the Transition Date, the Non-Eligible Manufacturer Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (III) of the definition of "Non-Eligible Manufacturer Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable disposition date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (III) of the definition of "Non-Eligible Manufacturer Amount" as of such date with respect to Eligible Vehicles that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable disposition date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN NON-PROGRAM VEHICLE" means a Vehicle that is not subject to a VFN Eligible Manufacturer Program.

         "VFN NON-PROGRAM VEHICLE AMOUNT" means, as of any date of determination prior to the Transition Date, the Non-Program Vehicle Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (III) of the definition of "Non-Program Vehicle Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable disposition date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (III) of the definition of "Non-Program Vehicle Amount" as of such date with respect to Eligible Vehicles that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable disposition date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the VFN Non-Program Vehicle Amount as of such date and the denominator of which is the sum of (i) the VFN Operating Lease Asset Amount on such day, plus
(ii) the Financing Lease Asset Amount on such day, plus (iii) the product of (a) the Series 1999-2 Invested Percentage (which would be used to allocate Principal Collections) as of such date and (b) the aggregate amount of cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "VFN Non-Program Vehicle Percentage" will equal the percentage equivalent of a fraction, the numerator of which is the VFN Non-Program Vehicle Amount and the denominator of which is the Aggregate Asset Amount.

         "VFN NOTEHOLDERS" means purchasers or holders of any Variable Funding Notes.

         "VFN NOTE PURCHASE AGREEMENT" means an agreement pursuant to which a committed note purchaser has agreed to provide a liquidity commitment supporting the repayment of Commercial Paper through a commitment to purchase the related Variable Funding Notes.

         "VFN OPERATING LEASE ASSET AMOUNT" means, as of any date of determination, the product of (a) the VFN Operating Lease Percentage as of such date and (b) the Operating Lease Asset Amount as of such date.

         "VFN OPERATING LEASE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Required VFN Operating Lease Asset Amount on such date, and the denominator of which is the sum of the Required Operating Lease Asset Amounts for all Series of Notes as of such date.

         "VFN OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of the VFN Aggregate Asset Amount as of such date over the sum of the Invested Amounts for all Variable Funding Notes as of such date.

         "VFN PERCENTAGE" means, on any date of determination, the percentage equivalent of a fraction, the numerator of which is the Required VFN Asset Amount, and the denominator is the Required Aggregate Asset Amount on such date.

         "VFN PROGRAM VEHICLE" means a Vehicle subject to a VFN Eligible Manufacturer Program.

         "VFN PROGRAM VEHICLE AMOUNT" means, as of any date of determination prior to the Transition Date, the Program Vehicle Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through
(V) of the definition of "Program Vehicle Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable Disposition Date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of "Program Vehicle Amount" as of such date with respect to Eligible Vehicles that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable Disposition Date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the VFN Program Vehicle Amount as of such date and the denominator of which is the sum of (i) the VFN

Operating Lease Asset Amount on such day, plus (ii) the Financing Lease Asset Amount on such day, plus (iii) the product of (a) the Series 1999-2 Invested Percentage (which would be used to allocate Principal Collections) as of such date and (b) the aggregate amount of cash and Permitted Investments on deposit in the Leasing Company Collection Accounts on such day; PROVIDED, HOWEVER, that as of any day prior to the Transition Date, the "VFN Program Vehicle Percentage" will equal the percentage equivalent of a fraction, the numerator of which is the VFN Program Vehicle Amount and the denominator of which is the Aggregate Asset Amount.

         "VFN RATING AGENCY" means any nationally recognized rating agency rating the respective Variable Funding Notes at the request of ARG or rating any Commercial Paper, as applicable.

         "VFN RATING AGENCY CONFIRMATION CONDITION" means, with respect to the Variable Funding Notes and any action, including the issuance of an additional Series of Notes, that each VFN Rating Agency shall have notified ARG and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of the Variable Funding Notes or the Commercial Paper.

         "VFN SERIES SUPPLEMENT" means a Series Supplement pursuant to which Variable Funding Notes are issued.

         "VFN SUBARU AMOUNT" means, as of any date of determination prior to the Transition Date, the Subaru Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of the "Subaru Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable disposition date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (V) of the definition of the "Subaru Amount" as of such date with respect to Eligible Vehicles that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable disposition date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN SUZUKI AMOUNT" means, as of any date of determination prior to the Transition Date, the Suzuki Amount as of such date, and, as of any date of determination on or subsequent to the Transition Date, the sum of (I) the product of (x) the VFN Operating Lease Percentage and (y) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (IV) of the definition of "Suzuki Amount" as of such date with respect to Eligible Vehicles that are leased under the Operating Leases as of the date of determination, or were leased under the Operating Leases as of the applicable disposition date, and Eligible Receivables owned by any Leasing Company and financed under the Leasing Company Indentures as of the date of determination, and (II) the sum, rounded to the nearest $100,000, of the amounts set forth in CLAUSES (I) through (IV) the definition of "Suzuki Amount" as of such date with respect to Eligible Vehicle that are leased under Financing Leases as of the date of determination, or were leased under the Financing Leases as of the applicable disposition date, and Eligible Receivables owned by any Lessee and financed under the Financing Leases as of the date of determination.

         "VFN TRANSITIONAL PERCENTAGE" means, as of any date prior to the Transition Date, the percentage equivalent of a fraction, the numerator of which is equal to the Required VFN Asset Amount as of such date and the denominator of which is the Required Aggregate Asset Amount as of such date.

         "VOLUNTARY DECREASE" has the meaning specified in SECTION 2.2(B) of this Series Supplement.

                                   ARTICLE II

                  INITIAL ISSUANCE AND INCREASES AND DECREASES
                   OF PRINCIPAL AMOUNT OF SERIES 1999-2 NOTES

         Section 2.1 INITIAL ISSUANCE; PROCEDURE FOR INCREASING THE SERIES 1999-2 INVESTED AMOUNT.

         (a) Subject to satisfaction of the conditions precedent set forth in subsection (b) of this SECTION 2.1 (as evidenced by an Officer's Certificate of the applicable Leasing Company delivered to the Trustee), (i) on the Series 1999-2 Closing Date, ARG may issue Series 1999-2 Notes in the aggregate initial principal amount equal to the Series 1999-2 Initial Invested Amount and (ii) on any Business Day during the Series 1999-2 Revolving Period, ARG may, upon request by a Leasing Company to increase the principal amount of any of its Leasing Company Notes (in each case in accordance with the terms of the related Leasing Company Indenture), increase the Series 1999-2 Invested Amount (each such increase referred to as an "Increase") in an amount up to the amount of the increase required by such Leasing Company by issuing, at par, additional principal amounts of the Series 1999-2 Notes. Proceeds from the initial issuance of the Series 1999-2 Notes and from any Increase shall be deposited into the Collection Account and allocated in accordance with Article III hereof. Upon each Increase, the Trustee shall, or shall cause the Registrar to, indicate in the Note Register such Increase.

         (b) The initial Series 1999-2 Notes will be issued on the Series 1999-2 Closing Date and the Series 1999-2 Invested Amount may be increased on any Business Day during the Series 1999-2 Revolving Period (subject to the limitations set forth in SECTION 2.2(A) below), in each case pursuant to subsection (a) above, only upon satisfaction of each of the following conditions with respect to such initial issuance and each proposed Increase:

                  (i) The amount of such issuance or Increase shall be equal to or greater than $100,000;

                  (ii) After giving effect to such issuance or Increase, the Series 1999-2 Invested Amount shall not exceed the Series 1999-2 Maximum Invested Amount;

                  (iii) After giving effect to such issuance or Increase and the application of the proceeds thereof, no Series 1999-2 Enhancement Deficiency or Aggregate Asset Amount Deficiency shall exist;

                  (iv) Such issuance or Increase and the application of the proceeds thereof shall not result in the occurrence of (1) an Amortization Event or ARG Liquidation Event, or (2) an event or occurrence, which, with the passing of time or the giving of notice thereof, or both, would become an Amortization Event or Series 1999-2 ARG Liquidation Event;

                  (v) All conditions precedent to the increase in principal amount of the applicable Leasing Company Note under the related Leasing Company Indenture shall have been satisfied;

                  (vi) All representations and warranties set forth in Article 7 of the Base Indenture shall be true and correct (in all material respects to the extent any such representations and warranties do not incorporate a materiality limitation in their terms) on such date (except to the extent such representations relate to an earlier date); and

                  (vii) All conditions precedent to the making of advances under the Series 1999-2 Note Purchase Agreement shall have been satisfied.

         Section 2.2 PROCEDURE FOR DECREASING THE SERIES 1999-2 INVESTED AMOUNT.

         (a) Mandatory Decrease. Whenever (i) a Series 1999-2 Enhancement Deficiency exists, then, on or before the Distribution Date immediately following discovery of such Series 1999-2 Enhancement Deficiency, ARG shall pay or allocate to the Series 1999-2 Excess Collection Account to be applied in accordance with SECTION 3.2(F) hereof, a principal payment to decrease the Series 1999-2 Invested Amount (subject to the limitations specified in SECTION 2.2(C) below) by the amount necessary, so that after giving effect to all Decreases of the Series 1999-2 Invested Amount on such Distribution Date, no such Series 1999-2 Enhancement Deficiency shall exist and (ii) an Aggregate Asset Amount Deficiency exists, then, on or before the Distribution Date immediately following discovery of such Aggregate Asset Amount Deficiency, ARG shall pay or allocate to the Series 1999-2 Excess Collection Account to be applied in accordance with SECTION 3.2(F) hereof, a principal payment to decrease the Series 1999-2 Invested Amount (subject to the limitations specified in SECTION 2.2(C) below) in an amount equal to the Series 1999-2 Invested Percentage (with respect to Principal Collections) of the amount of such Aggregate Asset Amount Deficiency (each reduction of the Series 1999-2

Invested Amount pursuant to this SECTION 2.2(A), a "Mandatory Decrease"). Upon discovery of such a Series 1999-2 Enhancement Deficiency or Aggregate Asset Amount Deficiency, ARG shall deliver written notice (by facsimile with original to follow by mail) of any such Mandatory Decreases to the Trustee.

         (b) VOLUNTARY DECREASE. On any Business Day, ARG may decrease the Series 1999-2 Invested Amount (each such reduction of the Series 1999-2 Invested Amount pursuant to this SECTION 2.2(B), a "VOLUNTARY DECREASE") by withdrawing from the Series 1999-2 Excess Collection Account and distributing to the Series 1999-2 Noteholders in respect of principal on the Series 1999-2 Notes, an amount equal to the amount of such Decrease in accordance with SECTION 3.5(c). Each such Voluntary Decrease shall be, in the aggregate for all Series 1999-2 Notes, in a minimum principal amount of $100,000.

         (c) Upon each Decrease, the Trustee shall, or shall cause the Registrar to indicate in the Note Register such Decrease. The amount of any Decrease shall not exceed the amount allocated to the Series 1999-2 Excess Collection Account and available for distribution to Series 1999-2 Noteholders in respect of principal on the Series 1999-2 Notes on the date of such Decrease pursuant to the terms hereof.

                                  ARTICLE III

                            SERIES 1999-2 ALLOCATIONS

         With respect to the Series 1999-2 Notes only, the following shall apply:

         Section 3.1 ESTABLISHMENT AND ADMINISTRATION OF SERIES 1999-2 COLLECTION ACCOUNT, SERIES 1999-2 ACCRUED INTEREST ACCOUNT AND SERIES 1999-2 EXCESS COLLECTION ACCOUNT.

         (a) ALLOCATION OF COLLECTIONS. All Collections allocable to the Series 1999-2 Notes pursuant to SECTION 3.2 hereof shall be allocated to the Collection Account.

         (b) CREATION OF ACCOUNTS. The Trustee will create or establish either
(i) three Administrative Subaccounts within the Collection Account or (ii) three segregated trust accounts for the benefit of the Series 1999-2 Noteholders: the Series 1999-2 Collection Account (such account, the "SERIES 1999-2 COLLECTION ACCOUNT"), the Series 1999-2 Excess Collection Account (such account, the "1999-2 EXCESS COLLECTION ACCOUNT") and the Series 1999-2 Accrued Interest Account (such account, the "SERIES 1999-2 ACCRUED INTEREST ACCOUNT").

         (c) ESTABLISHMENT OF THE SERIES 1999-2 COLLECTION ACCOUNT, THE SERIES 1999-2 ACCRUED INTEREST ACCOUNT AND THE SERIES 1999-2 EXCESS COLLECTION ACCOUNT. If the Trustee establishes the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account and the Series 1999-2 Excess Collection Account as segregated trust accounts, the Trustee shall establish and maintain those segregated trust accounts in the name of the Trustee for the benefit of the Series 1999-2 Noteholders, each account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-2 Noteholders. Each such account shall be maintained as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in such account; PROVIDED, that, if at any time the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by Standard & Poor's or Baa3 by Moody's, then the Trustee shall, within 30 days of such reduction, establish a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in such account. If a new Series 1999-2 Collection Account, Series 1999-2 Accrued Interest Account or Series 1999-2 Excess Collection Account is established, the Trustee shall transfer all cash and investments from the previously existing non-qualifying account into the newly established account.

         (d) ADMINISTRATION OF THE SERIES 1999-2 COLLECTION ACCOUNT, THE SERIES 1999-2 ACCRUED INTEREST ACCOUNT AND THE SERIES 1999-2 EXCESS COLLECTION ACCOUNT. If the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account or the Series 1999-2 Excess Collection Account is an Administrative Subaccount, ARG may direct the investment of any funds on deposit therein in accordance with Section 5.1(c) of the Base Indenture, and if the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account or the Series 1999-2 Excess Collection Account is a segregated trust account, ARG may instruct (by standing instructions or otherwise) the institution maintaining the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account and the Series 1999-2 Excess Collection Account, as the case may be, to invest funds on deposit in each such account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day immediately prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in any such account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments in respect of each such account will be credited to such account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition;
(ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition; and (iii) Uncertificated Securities (which are not United States Security Entitlements) shall be delivered to the Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of ARG, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account and the Series 1999-2 Excess Collection Account. ARG shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in any of the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account and the Series 1999-2 Excess Collection Account shall remain uninvested.

         (e) EARNINGS FROM THE SERIES 1999-2 COLLECTION ACCOUNT, THE SERIES 1999-2 ACCRUED INTEREST ACCOUNT AND THE SERIES 1999-2 EXCESS COLLECTION ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in each of the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account and the Series 1999-2 Excess Collection Account shall be deemed to be on deposit therein and available for distribution.

         (f) SERIES 1999-2 COLLECTION ACCOUNT, SERIES 1999-2 ACCRUED INTEREST ACCOUNT AND SERIES 1999-2 EXCESS COLLECTION ACCOUNT CONSTITUTE ADDITIONAL COLLATERAL FOR SERIES 1999-2 NOTES. In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-2 Notes, any of the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account or the Series 1999-2 Excess Collection Account is established as a segregated trust account, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-2 Noteholders, all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account or the Series 1999-2 Excess Collection Account, as the case may be, including any security entitlement thereto; (ii) all funds on deposit in, as the case may be, each of the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account or the Series 1999-2 Excess Collection Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account or the Series 1999-2 Excess Collection Account, as the case may be, or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account or the Series 1999-2 Excess Collection Account, as the case may be, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account or the Series 1999-2 Excess Collection Account, as the case may be, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash. If any of the Series 1999-2 Collection Account, the Series 1999-2 Accrued Interest Account or the Series 1999-2 Excess Collection Account is a segregated trust account, the Trustee, for the benefit of the Series 1999-2 Noteholders, shall possess all right, title and interest in all funds on deposit from time to time in such trust account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of each such account. The collateral listed in clauses (i) through
(vi) above shall be under the sole dominion and control of the Trustee, for the benefit of the Series 1999-2 Noteholders.

         Section 3.2 ALLOCATIONS WITH RESPECT TO THE SERIES 1999-2 NOTES. The proceeds from the issuance of the Series 1999-2 Notes will be deposited into the Collection Account. On the Series 1999-2 Closing Date and each Business Day on which any Increase or Collections are deposited into the Collection Account (each such date, a "SERIES 1999-2 DEPOSIT DATE"), the Servicer will direct the Trustee in writing to allocate all amounts deposited into the Collection Account in accordance with the provisions of this SECTION 3.2:

         (a) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 1999-2 REVOLVING PERIOD. During the Series 1999-2 Revolving Period, the Servicer will direct the Trustee in writing to allocate, prior to 2:00 p.m. (New York City time) on each Series 1999-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1999-2 Collection Account an amount equal to the Series 1999-2 Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day. All such amounts allocated to the Series 1999-2 Collection Account shall be further allocated to the Series 1999-2 Accrued Interest Account; and

                  (ii) allocate to the Series 1999-2 Excess Collection Account an amount equal to the sum of (A) the Series 1999-2 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the "SERIES 1999-2 PRINCIPAL ALLOCATION") plus (B) the proceeds from the issuance of the Series 1999-2 Notes and from any Increase, which amounts may be applied to make a Decrease in accordance with SECTIONS 2.2 and 3.5(C).

         (b) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 1999-2 RAPID AMORTIZATION PERIOD. With respect to the Series 1999-2 Rapid Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee, the Servicer will direct the Trustee in writing to allocate, prior to 2:00 p.m. (New York City time) on any Series 1999-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1999-2 Collection Account an amount determined as set forth in SECTION 3.2(A)(I) above for such day, which amount shall be further allocated to the Series 1999-2 Accrued Interest Account; and

                  (ii) allocate to the Series 1999-2 Collection Account an amount equal to the Series 1999-2 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 1999-2 Notes until the Series 1999-2 Invested Amount is paid in full.

         (c) ALLOCATIONS OF COLLECTIONS AFTER THE OCCURRENCE OF AN EVENT OF BANKRUPTCY-POST-TRANSITION DATE. After the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee either (x) on or after the Transition Date or
(y) prior to the Transition Date if no Operating Lease Asset Amount Deficiency existed (calculated as of such date as if such date were on or after the Transition Date), as of the date of the occurrence of such Event of Bankruptcy, the Servicer will direct the Trustee in writing to allocate, prior to 2:00 p.m. (New York City time) on any Series 1999-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1999-2 Collection Account an amount equal to the sum of (x) the Series 1999-2 Operating Lease Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections attributable to payments under the Operating Leases and (y) the Series 1999-2 Indenture VFN Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections attributable to payments under the Financing Leases. All such amounts allocated to the Series 1999-2 Collection Account shall be further allocated to the Series 1999-2 Accrued Interest Account; and

                  (ii) allocate to the Series 1999-2 Collection Account an amount equal to the sum of (x) the Series 1999-2 Operating Lease Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections attributable to payments under the Operating Leases, the proceeds of Vehicles leased under the Operating Leases (as of the applicable Disposition Date) or the proceeds of Eligible Receivables refinanced under the Leasing Company Indentures, and (y) the Series 1999-2 Indenture VFN Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections attributable to payments under the Financing Leases, the proceeds of Vehicles leased under the Financing Lease (as of the applicable Disposition Date) or the proceeds of Eligible Receivables owned by the Lessee and refinanced under the Financing Leases, which amount shall be used to make principal payments in respect of the Series 1999-2 Notes, until the Series 1999-2 Invested Amount is paid in full.

         (d) ALLOCATIONS OF COLLECTIONS AFTER THE OCCURRENCE OF AN EVENT OF BANKRUPTCY - PRE-TRANSITION DATE. After the occurrence of an Event of Bankruptcy with respect to ANC or any Lessee on any date prior to the Transition Date, if an Operating Lease Asset Amount Deficiency existed (calculated as of such date as if such date were on or after the Transition Date) as of the date of the occurrence of such Event of Bankruptcy, the Servicer will direct the Trustee in writing to allocate, prior to 2:00 p.m. (New York City time) on any Series 1999-2 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (i) allocate to the Series 1999-2 Collection Account an amount equal to the sum of (x) the Series 1999-2 Operating Lease Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections attributable to payments under the Operating Leases and (y) the Series 1999-2 Transitional Bankruptcy Percentage of the aggregate amount of Interest Collections attributable to payments under the Financing Leases. All such amounts allocated to the Series 1999-2 Collection Account shall be further allocated to the Series 1999-2 Accrued Interest Account; and

                  (ii) allocate to the Series 1999-2 Collection Account an amount equal to the sum of (x) the Series 1999-2 Operating Lease Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections attributable to payments under the Operating Leases, the proceeds of Vehicles leased under the Operating Vehicles (as of the applicable Disposition Date) or the proceeds of Eligible Receivables refinanced under the Leasing Company Indenture and (y) the Series 1999-2 Transitional Bankruptcy Percentage of the aggregate amount of Principal Collections attributable to payments under the Financing Leases, the proceeds of Vehicles leased under the Financing Leases (as of the applicable Disposition Date) or the proceeds of Eligible Receivables owned by the Lessees and refinanced under the Financing Leases, which amount shall be used to make principal payments in respect of the Series 1999-2 Notes, until the Series 1999-2 Invested Amount is paid in full.

         (e) AMOUNTS ALLOCATED FROM OTHER SERIES. Amounts allocated from all other Series of Notes pursuant to the applicable Series Supplements to the payment of the principal of the Series 1999-2 Notes shall be allocated to the Series 1999-2 Excess Collection Account and applied in accordance with SECTION 3.2(F) of this Series Supplement.

         (f) SERIES 1999-2 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 1999-2 Excess Collection Account on any Series 1999-2 Deposit Date prior to the occurrence of an Amortization Event will be (w) first, used to make a Mandatory Decrease, if applicable, in accordance with SECTION 2.2(A) and 3.5(C) of this Series Supplement, (x) second, used to pay the principal amount of other Series of Notes that are then required to be paid (PROVIDED that if the principal amount of more than one other Series of Notes are required to be paid, then amounts used pursuant to this SECTION 3.2(F)(X) of this Series Supplement shall be allocated to such other Series of Notes pro rata on the basis of the principal amount to be paid in respect of each such other Series) or, at the option of ARG, to pay the principal amount of other Series of Notes that may be paid under the Indenture, (y) third, used, at the option of ARG, to make a Voluntary Decrease in accordance with SECTION 2.2(B) and 3.5(C) of this Series Supplement and (z) fourth, any remaining funds may be released to ARG and used to acquire Leasing Company Notes or to fund increases in the principal amount of the Leasing Company Notes to the extent the Leasing Companies have requested increases thereof or for any other purpose, in each case, only to the extent that no Series 1999-2 Enhancement Deficiency or other Amortization Event would result therefrom, as evidenced by an officer's certificate from the Servicer. Notwithstanding the foregoing, upon and after the occurrence of an Amortization Event, all funds allocated to the Series 1999-2 Excess Collection Account will be allocated as Principal Collections by the Trustee to the Series 1999-2 Collection Account and applied to reduce the Series 1999-2 Invested Amount on the immediately succeeding Distribution Date.

         Section 3.3 PAYMENTS TO SERIES 1999-2 NOTEHOLDERS.

         On each Determination Date, as provided below, the Servicer shall instruct the Trustee in writing to withdraw, and on the following Distribution Date the Trustee, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Series 1999-2 Accrued Interest Account pursuant to SECTIONS 3.3(A) and (B) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the Series 1999-2 Noteholders.

         (a) NOTE INTEREST WITH RESPECT TO THE SERIES 1999-2 NOTES; DRAWS ON THE SERIES 1999-2 LETTER OF CREDIT; DRAWS ON THE DEMAND NOTE.

         On each Determination Date, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount to be withdrawn from the Series 1999-2 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 1999-2 Notes processed from but not including the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to the Series 1999-2 Note Interest for the Series 1999-2 Interest Period ending on the day preceding such Distribution Date (the portion of such amount of Series 1999-2 Note Interest that will accrue for the period (each an, "ESTIMATED INTEREST PERIOD") from and including such Determination Date to but excluding the succeeding Distribution Date (such portion of the Series 1999-2 Note Interest with respect to any such Estimated Interest Period, the "ESTIMATED INTEREST") shall be estimated by the Servicer on such Determination Date), and
(y) then, an amount equal to the amount of any unpaid Deficiency Amounts, as of the preceding Distribution Date (together with any accrued interest on such Deficiency Amounts). On or before 4:00 p.m. (New York City time) on each day immediately preceding a Distribution Date (PROVIDED, HOWEVER, that if such day immediately preceding a Distribution Date is not a Business Day, then on or before 10:00 a.m. (New York City time) on such Distribution Date), the Servicer shall notify the Trustee of the amount of any adjustment required to be made to the amount of the Series 1999-2 Note Interest for the applicable Series 1999-2 Interest Period as a result of any difference, if any, between the amount of Estimated Interest with respect to the related Estimated Interest Period and the actual interest accrued with respect to such Estimated Interest Period, such notification to be in the form of EXHIBIT I to this Series Supplement (each an "ESTIMATED INTEREST ADJUSTMENT NOTICE"). On or before 10:00 a.m. (New York City time) on each Distribution Date, (i) the Trustee shall withdraw from the Series 1999-2 Accrued Interest Account the amount instructed by the Servicer pursuant to the two immediately preceding sentences and deposit such amounts in the Series 1999-2 Distribution Account and (ii) the Servicer shall notify the Trustee and the Enhancement Agent of the amount of any Series 1999-2 Lease Payment Deficit and related Series 1999-2 Lease Payment Deficit Adjusted Amount, such notification to be in the form of EXHIBIT D to this Series Supplement (each a "LEASE PAYMENT DEFICIT NOTICE").

         If prior to the commencement of the Series 1999-2 Rapid Amortization Period, the Servicer determines on any Distribution Date on which there is one or more Series 1999-2 Letters of Credit available that the amounts available from the Series 1999-2

Accrued Interest Account are insufficient to pay the sum of the amounts described in CLAUSES (X) and (Y) above (as adjusted pursuant to the applicable Estimated Interest Adjustment Notice, if any) on such Distribution Date and that there exists a Series 1999-2 Lease Payment Deficit with respect to such Distribution Date, or if the Servicer determines on any Distribution Date during the Series 1999-2 Rapid Amortization Period that there exists a Series 1999-2 Lease Payment Deficit, (i) the Servicer shall so notify the Trustee and the Enhancement Agent, in writing on or prior to 10:00 a.m. (New York City time) on such Distribution Date and, upon receipt of such notice by the Enhancement Agent, the Enhancement Agent shall, by 11:00 a.m. (New York City time) on such Distribution Date, draw, as directed in writing by the Servicer, an amount equal to the lesser of (a) the Series 1999-2 Fronting Letter of Credit Percentage on such Distribution Date of the Series 1999-2 Lease Payment Deficit Adjusted Amount as of such Distribution Date and (b) the available Series 1999-2 Fronting Letter of Credit Amount on such Distribution Date on the Series 1999-2 Letter of Credit by presenting a draft accompanied by a Certificate of Credit Demand and
(ii) if the Series 1999-2 Cash Collateral Account has been established and funded pursuant to SECTIONS 3.8(D) and 3.8(G) of this Series Supplement, the Enhancement Agent shall withdraw from the Series 1999-2 Cash Collateral Account, as directed in writing by the Servicer, an amount equal to the lesser of (a) the Series 1999-2 Cash Collateral Percentage on such Distribution Date of the Series 1999-2 Lease Payment Deficit Adjusted Amount as of such Distribution Date and
(b) the Series 1999-2 Available Cash Collateral Account Amount on such Distribution Date. The Enhancement Agent shall deliver the proceeds of any draw pursuant to CLAUSE (I) above and the proceeds of any withdrawal pursuant to CLAUSE (II) above to the Trustee no later than 4:00 p.m. (New York City time) on the day such draw is made for deposit into the Series 1999-2 Distribution Account and the Trustee shall cause such amounts to be deposited into the Series 1999-2 Distribution Account.

         If the Servicer determines on any Determination Date on which there is one or more Series 1999-2 Letters of Credit available and there are Series 1999-2 Operating Lease Vehicle Losses with respect to the Related Month, then the Servicer shall, at or before 3:00 p.m. (New York City time) on such Determination Date, notify the Trustee and the Enhancement Agent in writing of the aggregate amount of such Series 1999-2 Operating Lease Vehicle Losses with respect to the Related Month and, the Trustee shall make a demand on ANC for payment (each, a "DEMAND NOTICE") under the Demand Note in an amount equal to the lesser of (i) the Series 1999-2 Operating Lease Vehicle Losses for the Related Month and (ii) the Series 1999-2 Demand Note Amount on such Determination Date. The Trustee shall, prior to 5:00 p.m. (New York City time) on each such Determination Date deliver such Demand Notice to ANC. The Trustee shall cause the proceeds of any draw on the Demand Note pursuant to this SECTION 3.3(A) to be deposited into the Series 1999-2 Distribution Account. In the event that on or prior to 10:00 a.m. (New York City time) on the Distribution Date next succeeding any such date on which a Demand Notice has been transmitted to ANC pursuant to this SECTION 3.3(A), ANC shall have failed to pay to the Trustee or deposit into the Series 1999-2 Distribution Account the amount specified in such Demand Notice in whole or in part (in each case, the "SERIES 1999-2 UNPAID DEMAND AMOUNT"), then the (i) the Servicer shall immediately notify the Trustee and the Enhancement Agent in writing and, upon receipt of such notice by the Enhancement Agent, the Enhancement Agent shall, as directed in writing by the Servicer, by 12:00 p.m. (New York City time) on such Distribution Date, draw an amount equal to the lesser of (a) the product of (x) the Series 1999-2 Fronting Letter of Credit Percentage on such Distribution Date and (y) (A) the Series 1999-2 Unpaid Demand Amount on such Distribution Date MINUS the Series 1999-2 Operating Lease Vehicle Losses Adjustment Amount as of the Determination Date on which such Demand Notice was delivered, if any, PLUS the Series 1999-2 Operating Lease Vehicle Losses Re-Adjustment Amount as of the Determination Date on which such Demand Notice was delivered, if any, and (b) the remaining available Series 1999-2 Fronting Letter of Credit Amount on such Distribution Date on the Series 1999-2 Letter of Credit by presenting a draft accompanied by a Certificate of Credit Demand and (ii) if the Series 1999-2 Cash Collateral Account has been established and funded pursuant to SECTIONS 3.8(D) and 3.8(G) of this Series Supplement, the Enhancement Agent shall withdraw from the Series 1999-2 Cash Collateral Account, as directed in writing by the Servicer, an amount equal to the lesser of (a) the product of (x) the Series 1999-2 Cash Collateral Percentage on such Distribution Date and (y) the Series 1999-2 Unpaid Demand Amount on such Distribution Date MINUS the Series 1999-2 Operating Lease Vehicle Losses Adjustment Amount as of the Determination Date on which such Demand Notice was delivered, if any, PLUS the Series 1999-2 Operating Lease Vehicle Losses Re-Adjustment Amount as of the Determination Date on which such Demand Notice was delivered, if any, and (b) the Series 1999-2 Available Cash Collateral Account Amount on such Distribution Date. The Enhancement Agent shall deliver the proceeds of any draw pursuant to CLAUSE (I) above and the proceeds of any withdrawal pursuant to CLAUSE (II) above to the Trustee no later than 4:00 p.m. (New York City time) on such Distribution Date for deposit into the Series 1999-2 Distribution Account and the Trustee shall cause such amounts to be deposited into the Series 1999-2 Distribution Account.

         If the amounts described in this SECTION 3.3(A) are insufficient to pay Series 1999-2 Note Interest on any Distribution Date, payments of interest to the Series 1999-2 Noteholders will be reduced on a PRO RATA basis by the amount of such deficiency. The aggregate amount, if any, of such deficiency on any Distribution Date shall be referred to as the "DEFICIENCY AMOUNT". Interest shall accrue on the Deficiency Amount for the Series 1999-2 Notes at the Series 1999-2 Note Rate. If such Deficiency Amount (together with interest thereon as provided above) is not paid in full within 5 days, an Amortization Event shall be deemed to have occurred in accordance with SECTION 4.1(A).

         (b) BALANCE. On each Distribution Date, the Servicer shall instruct the Trustee and the Paying Agent in writing to pay the balance (after making the payments required in SECTION 3.3(A) of this Series Supplement), if any, of the Interest Collections allocated to the Series 1999-2 Noteholders since the preceding Distribution Date (less any portion thereof paid to the Series 1999-2 Noteholders during such period pursuant to SECTION 3.3(C) below) as follows: (i) first, to the Trustee, in an amount equal to the Series 1999-2 Percentage as of the immediately preceding Distribution Date of the Trustee's fees for the Series 1999-2 Interest Period ending on such Distribution Date, (ii) second, to pay any

Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, in an amount equal to the Series 1999-2 Percentage as of the immediately preceding Distribution Date of such Carrying Charges (other than Carrying Charges provided for above) for such Series 1999-2 Interest Period and (iii) third, the balance, if any, allocated to the Series 1999-2 Collection Account shall be reallocated by the Trustee to the Series 1999-2 Excess Collection Account.

         (c) INTEREST PAYMENTS DURING SERIES 1999-2 INTEREST PERIOD. On any Business Day during a Series 1999-2 Interest Period (each such day, an "Additional Distribution Date"), the Servicer may instruct the Trustee in writing to withdraw from the Series 1999-2 Accrued Interest Account, and on such Additional Distribution Date the Trustee, acting in accordance with such instructions, shall withdraw from the Series 1999-2 Accrued Interest Account, as directed in writing by the Servicer, all or a portion of the Series 1999-2 Note Interest that will be due on the first Distribution Date following such Additional Distribution Date to the extent that such amount does not exceed the aggregate amount of Interest Collections processed since the preceding Distribution Date and allocated to the Series 1999-2 Noteholders (less any portion thereof previously paid to the Series 1999-2 Noteholders during such period pursuant to this SECTION 3.3(C)) and shall pay such amounts to the Series 1999-2 Noteholders in accordance with Section 6.1 of the Base Indenture.

         Section 3.4 PAYMENT OF NOTE INTEREST.

         On each Distribution Date or other date pursuant to SECTION 3.3(C) of this Series Supplement, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Series 1999-2 Noteholders from the Series 1999-2 Distribution Account the amount deposited in the Series 1999-2 Distribution Account for the payment of interest pursuant to SECTION 3.3(A) or 3.3(C) of this Series Supplement.

         Section 3.5 PAYMENT OF NOTE PRINCIPAL.

         (a) MONTHLY PAYMENTS DURING RAPID AMORTIZATION PERIOD.

         Commencing on the first Determination Date after the commencement of the Series 1999-2 Rapid Amortization Period, and on each Determination Date thereafter, the Servicer shall instruct the Trustee and the Paying Agent in writing as to the amount allocated to the Series 1999-2 Notes during the Related Month pursuant to SECTION 3.2(B)(II), (C)(II) or (D)(II), as the case may be, of this Series Supplement and, as applicable, allocated pursuant to the last sentence of SECTION 3.2(F) of this Series Supplement. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 1999-2 Notes during the Related Month pursuant to
SECTION 3.2 (B)(II), (C)(II) or (D)(II), as the case may be, of this Series Supplement from the Series 1999-2 Collection Account and, as applicable, withdraw the amount allocated pursuant to the last sentence of SECTION 3.2(F) of this Series Supplement from the Series 1999-2 Excess Collection Account and deposit such amounts in the Series 1999-2 Distribution Account, to be paid to the holders of the Series

1999-2 Notes; PROVIDED, HOWEVER, that with respect to the final Distribution Date, the Trustee shall, in accordance with the written instructions of the Servicer, withdraw from the Series 1999-2 Collection Account pursuant to this
SECTION 3.5(A) an amount which (in the aggregate) is no greater than the principal balance of the Outstanding Series 1999-2 Notes on such Distribution Date. The entire principal amount of all Outstanding Series 1999-2 Notes shall be due and payable on the Series 1999-2 Termination Date.

         (b) On each Distribution Date during the Series 1999-2 Rapid Amortization Period, the Paying Agent shall, in accordance with SECTION 6.1 of the Base Indenture, pay to the Series 1999-2 Noteholders, as applicable, from the Series 1999-2 Distribution Account the amount deposited therein pursuant to
SECTION 3.5(A) of this Series Supplement, and the amount remaining from deposits therein pursuant to SECTION 3.3(A) of this Series Supplement after application of such funds to pay interest pursuant to SECTION 3.4 of this Series Supplement, to the extent necessary to pay the Series 1999-2 Invested Amount.

         (c) On any Business Day during the Series 1999-2 Revolving Period on which a Decrease pursuant to SECTION 2.2 of this Series Supplement shall be declared, the Trustee shall withdraw from the Series 1999-2 Excess Collection Account in accordance with the written instructions of the Servicer an amount equal to the lesser of (i) the funds then allocated to the Series 1999-2 Excess Collection Account (including proceeds from any Increase and any amounts allocated by ARG to the Series 1999-2 Excess Collection Account pursuant to
SECTION 3.2(F) of this Series Supplement) and (ii) the amount of such Decrease, and pay such amount to the Series 1999-2 Noteholders.

         Section 3.6 PAYMENT BY WIRE TRANSFER.

         On each Distribution Date, pursuant to Section 6.1 of the Base Indenture and SECTION 3.4 and SECTION 3.5 hereof, the Trustee shall cause the amounts set forth in SECTION 3.4 or 3.5 of this Series Supplement to be paid by wire transfer of immediately available funds released from the Series 1999-2 Distribution Account no later than 4:30 p.m. (New York City time) for credit to the account designated by the Series 1999-2 Noteholders.

         Section 3.7 SERVICER'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE A DEPOSIT OR PAYMENT.

         If the Servicer fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Servicer, at the time specified in the Indenture or any other Related Document (including applicable grace periods), the Trustee may make such payment or deposit into or from the Collection Account without such notice or instruction from the Servicer, PROVIDED that the Servicer, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document or Series 1999-2 Related Document is required to be made by the Trustee at or prior to a specified time, the Servicer shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

         Section 3.8 SERIES 1999-2 LETTER OF CREDIT AND SERIES 1999-2 CASH COLLATERAL ACCOUNT.

         (a) SERIES 1999-2 LETTER OF CREDIT AND SERIES 1999-2 CASH COLLATERAL ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 1999-2 NOTES. In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-2 Notes, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Enhancement Agent, in the case of CLAUSE (I) below, and the Trustee, in the case of CLAUSES (II) through (VII) below, for the benefit of the Series 1999-2 Noteholders (and, in the case of CLAUSES (II) through (VII) below, the Series 1999-2 Letter of Credit Provider, the Series 1999-2 Support Letter of Credit Providers, if any, and the GM Series 1999-2 Support Provider, as their interests appear herein, which interest in the case of the Series 1999-2 Letter of Credit Provider, the Series 1999-2 Support Letter of Credit Providers, if any, and the GM Series 1999-2 Support Provider shall be subject to the interests of the Series 1999-2 Noteholders) all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) each Series 1999-2 Letter of Credit; (ii) the Series 1999-2 Cash Collateral Account, including any Security Entitlement thereto; (iii) all funds on deposit in the Series 1999-2 Cash Collateral Account from time to time; (iv) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-2 Cash Collateral Account or the funds on deposit therein from time to time; (v) all investments made at any time and from time to time with monies in the Series 1999-2 Cash Collateral Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property;
(vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-2 Cash Collateral Account, the funds on deposit therein from time to time or the investments made with such funds; and (vii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing CLAUSES (II) through (VII) are referred to, collectively, as the "SERIES 1999-2 CASH COLLATERAL ACCOUNT COLLATERAL"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 1999-2 Cash Collateral Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-2 Cash Collateral Account. The Series 1999-2 Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-2 Noteholders, the Series 1999-2 Letter of Credit Provider, the Series 1999-2 Support Letter of Credit Providers, if any, and the GM Series 1999-2 Support Provider, as their interests appear herein, which interest in the case of the Series 1999-2 Letter of Credit Provider, the Series 1999-2 Support Letter of Credit Providers, if any, and the GM Series 1999-2 Support Provider shall be subject to the interests of the Series 1999-2 Noteholders as provided herein.

         (b) LIQUIDITY DRAWS ON THE SERIES 1999-2 LETTER OF CREDIT. So long as the Series 1999-2 Letter of Credit shall not have been terminated, on any Business Day that the

Enhancement Agent has received written notice from the Series 1999-2 Collateral Agent pursuant to Section 5.05(b) of the Series 1999-2 Collateral Agreement notifying the Enhancement Agent of the existence and amount of a Liquidity Deficiency directing the Enhancement Agent to make a draw under the Series 1999-2 Letter of Credit, (i) the Enhancement Agent shall, by 12:00 p.m. (New York City time) on the date of such notice (or, in the case of any notice given to the Enhancement Agent after 11:30 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on the Series 1999-2 Letter of Credit by presenting a draft in an amount equal to the Series 1999-2 Fronting Letter of Credit Percentage on such Business Day of the Liquidity Deficiency accompanied by a Certificate of Liquidity Demand and (ii) if the Series 1999-2 Cash Collateral Account has been established and funded pursuant to SECTIONS 3.8(D) and 3.8(G) of this Series Supplement, the Enhancement Agent shall withdraw from the Series 1999-2 Cash Collateral Account an amount equal to the Series 1999-2 Cash Collateral Percentage on such Business Day of the Liquidity Deficiency. The Enhancement Agent shall deliver the proceeds of such draw and the proceeds of such withdrawal to the Series 1999-2 Collateral Agent for application in accordance with Section 5.01(d) of the Series 1999-2 Collateral Agreement.

         (c) SERIES 1999-2 LETTER OF CREDIT EXPIRATION DATE. If prior to the date which is ten (10) days prior to the then scheduled Series 1999-2 Letter of Credit Expiration Date with respect to the Series 1999-2 Letter of Credit, there shall not have been obtained either

                  (i) a substitute Series 1999-2 Letter of Credit from a Series 1999-2 Eligible Letter of Credit Issuer, or

                  (ii) cash, deposited in the Series 1999-2 Cash Collateral Account, or

                  (iii) at the option of ARG, a surety bond or other similar substitute form of credit enhancement to serve the same purposes of the expiring Series 1999-2 Letter of Credit; PROVIDED, HOWEVER, that the Series 1999-2 Rating Agency Confirmation Condition shall have been satisfied with respect to any such form of substitute credit enhancement referred to in the foregoing clause of this SECTION 3.8(C)(III); PROVIDED FURTHER, HOWEVER, that any such other form of substitute credit enhancement referred to in this SECTION 3.8(C)(III) shall be approved by the Required Noteholders with respect to the Series 1999-2 Notes, then the Servicer shall notify the Trustee and the Enhancement Agent in writing no later than two Business Days prior to such Series 1999-2 Letter of Credit Expiration Date of (i) the principal balance of the Outstanding Series 1999-2 Notes on such Business Day and (ii) the amount available to be drawn on such expiring Series 1999-2 Letter of Credit on such date. Upon receipt of such notice by the Enhancement Agent on or prior to 10:00 a.m. (New York City time) on any Business Day, the Enhancement Agent shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw the lesser of (i) the principal balance of the Outstanding Series 1999-2 Notes on such Business Day and (ii) the amount available to be drawn on such expiring Series 1999-2 Letter of Credit by presenting a draft accompanied by a Certificate of Termination

         Demand and shall deliver any such Series 1999-2 LOC Termination Disbursement to the Trustee no later than 2:00 p.m. (New York City time) on such Business Day for deposit into the Series 1999-2 Cash Collateral Account. The Trustee shall cause the Series 1999-2 LOC Termination Disbursement to be deposited into the Series 1999-2 Cash Collateral Account.

        (d) SUPPORT LETTER OF CREDIT TERMINATION DISBURSEMENT. If a Support Termination Disbursement is made upon a Series 1999-2 Support Letter of Credit pursuant to the related Series 1999-2 Support Reimbursement Agreement or the GM Series 1999-2 Support Agreement pursuant to Section 2.2(c) of the GM Series 1999-2 Support Reimbursement Agreement, then, simultaneously with its delivery of notice of such draw to the Enhancement Agent as provided in the related Series 1999-2 Support Reimbursement Agreement or Section 2.1(d) of the GM Series 1999-2 Support Reimbursement Agreement, as applicable, the Servicer shall notify the Trustee thereof in writing. The proceeds of such draws less any amounts deducted from such proceeds by the Series 1999-2 Letter of Credit Provider as the aggregate amount of any Support Disbursements that are due and payable to the Series 1999-2 Letter of Credit Provider from the related Series 1999-2 Support Letter of Credit Provider in connection with the related Series 1999-2 Support Letter of Credit or the GM Series 1999-2 Support Provider in connection with the GM Series 1999-2 Support Agreement, as the case may be, will be deposited into the Series 1999-2 Cash Collateral Account.

        (e) SERIES 1999-2 LETTER OF CREDIT ISSUERS. The Servicer shall notify the Trustee in writing within one Business Day of becoming aware that the short-term debt credit rating of the Series 1999-2 Letter of Credit Issuer has fallen below "A-1" as determined by Standard & Poor's or "P-1" as determined by Moody's (or, in the case of any substitute form of credit enhancement referred to in SECTION 3.8(C)(III), that such Enhancement Provider's long-term debt credit rating has fallen below "AA" as determined by Standard & Poor's or "Aa" as determined by Moody's). At such time the Servicer shall also notify the Trustee and the Enhancement Agent of (i) the principal balance of the Outstanding Series 1999-2 Notes on such Business Day and (ii) the available Series 1999-2 Fronting Letter of Credit Amount with respect to the Series 1999-2 Letter of Credit issued by such Series 1999-2 Letter of Credit Issuer (or the amount of such substitute credit enhancement) on such Business Day. Upon receipt of such notice by the Enhancement Agent on or prior to 10:00 a.m. (New York City time) on any Business Day, the Enhancement Agent shall, by 12:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Enhancement Agent after 10:00 a.m. (New York City time), by 12:00 p.m. (New York City time) on the next following Business Day), draw on such Series 1999-2 Letter of Credit (or on such substitute credit enhancement) in an amount equal to the lesser of (i) the principal balance of the Outstanding Series 1999-2 Notes on such Business Day and (ii) the available Series 1999-2 Fronting Letter of Credit Amount with respect to such Series 1999-2 Letter of Credit issued by such Series 1999-2 Letter of Credit Provider on such Business Day (or the amount of such substitute credit enhancement) by presenting a draft accompanied by a Certificate of Termination Demand (or, in the case of any substitute form of credit enhancement referred to in SECTION 3.8(C)(III), the applicable draw certificate) and shall deliver the proceeds therefrom to the Trustee no later than 2:00 p.m. (New York City time) on such Business Day for deposit into the Series 1999-2 Cash Collateral Account. The Trustee shall cause the Series 1999-2 LOC Termination Disbursement (or, in the case of any substitute form of credit enhancement, such other proceeds) to be deposited into the Series 1999-2 Cash Collateral Account.

        (f) CONVERSION. If on any Business Day there exists a Series 1999-2 Lease Payment Deficit or a Series 1999-2 Unpaid Demand Amount, including after a Series 1999-2 LOC Termination Disbursement has been made as provided in SECTION 3.8(C) above or a draw under SECTION 3.8(B), and if on such day (i) the amount of the Series 1999-2 Lease Payment Deficit Adjusted Amount or Series 1999-2 Unpaid Demand Amount (MINUS the Series 1999-2 Operating Lease Vehicle Losses Adjustment Amount as of the Determination Date on which the Demand Notice related to such Series 1999-2 Unpaid Demand Amount was delivered, if any, PLUS the Series 1999-2 Operating Lease Vehicle Losses Re-Adjustment Amount as of the Determination Date on which such Demand Notice related to such Series 1999-2 Unpaid Demand Amount was delivered, if any), as the case may be, exceeds the Series 1999-2 Letter of Credit Amount on such day, and (ii) Series 1999-2 LOC Liquidity Disbursements are outstanding, then (A) such amount of Series 1999-2 LOC Liquidity Disbursements outstanding shall be reduced, and (B) the amount of Series 1999-2 LOC Credit Disbursements outstanding shall be increased, in each case, by an amount equal to the lesser of (a) the amount by which the Series 1999-2 Lease Payment Deficit Adjusted Amount or Series 1999-2 Unpaid Demand Amount (MINUS the Series 1999-2 Operating Lease Vehicle Losses Adjustment Amount as of the Determination Date on which the Demand Notice related to such Series 1999-2 Unpaid Demand Amount was delivered, if any, PLUS the Series 1999-2 Operating Lease Vehicle Losses Re-Adjustment Amount as of the Determination Date on which such Demand Notice related to such Series 1999-2 Unpaid Demand Amount was delivered, if any), as the case may be, exceeds the Series 1999-2 Letter of Credit Amount (which Series 1999-2 Letter of Credit Amount shall, in any event, be drawn, in accordance with SECTION 3.3(A) and 3.5(A) as a Series 1999-2 LOC Credit Disbursement) and (b) the aggregate amount of Series 1999-2 LOC Liquidity Disbursements (such reduction and increase shall be referred to as a "CONVERSION"). On the Business Day any such Conversion is required, the Trustee (upon receiving written notice of such Series 1999-2 Lease Payment Deficit and Series 1999-2 Lease Payment Deficit Adjusted Amount) shall direct the Enhancement Agent to deliver to each Series 1999-2 Support Letter of Credit Provider, if any, and the GM Series 1999-2 Support Provider a Notice of Conversion (each a "NOTICE OF CONVERSION") in the form of EXHIBIT G hereto by 1:00 p.m. (New York City time) on such Business Day.

        (g) ESTABLISHMENT OF SERIES 1999-2 CASH COLLATERAL ACCOUNT. On or prior to the date of any drawing under a Series 1999-2 Letter of Credit or the date of any proposed deposit of cash in lieu of such a drawing, in each case pursuant to
SECTION 3.8(C) of this Series Supplement or a Series 1999-2 Support Letter of Credit or the GM Series 1999-2 Support Agreement, in each case, pursuant to
SECTION 3.8(D) of this Series Supplement,



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

ARG shall establish and maintain in the name of the Trustee for the benefit of the Series 1999-2 Noteholders, or cause to be established and maintained, an account (the "SERIES 1999-2 CASH COLLATERAL ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-2 Noteholders. The Series 1999-2 Cash Collateral Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-2 Cash Collateral Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then ARG shall, within 30 days of such reduction, establish a new Series 1999-2 Cash Collateral Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-2 Cash Collateral Account. If the Series 1999-2 Cash Collateral Account is not maintained in accordance with the previous sentence, ARG shall establish a new Series 1999-2 Cash Collateral Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 1999-2 Cash Collateral Account into the new Series 1999-2 Cash Collateral Account.

        (h) FUNCTION OF SERIES 1999-2 CASH COLLATERAL ACCOUNT. When established, the Series 1999-2 Cash Collateral Account is intended to function in all respects as the replacement for, and the equivalent of, all, in the case of such account's establishment as a result of a Series 1999-2 LOC Termination Disbursement or a Series 1999-2 LOC Termination Deposit, or a portion, in the case of such accounts establishment as a result of a Support Termination Disbursement, of the Series 1999-2 Letter of Credit. Accordingly, following its creation, all references to a draw on the Series 1999-2 Letter of Credit shall refer to withdrawals from the Series 1999-2 Cash Collateral Account, in whole or in part, as applicable, and references to similar terms shall mean and be references to, in some or all instances, as applicable, actions taken with respect to the Series 1999-2 Cash Collateral Account that correspond to actions that otherwise would have been taken with respect to the Series 1999-2 Letter of Credit. Without limiting the generality of the foregoing, upon funding of the Series 1999-2 Cash Collateral Account in the case of such account's establishment as a result of a Series 1999-2 LOC Termination Disbursement or a Series 1999-2 LOC Termination Deposit, the Trustee shall, at all times when otherwise required to make a draw under the Series 1999-2 Letter of Credit pursuant to SECTION 3.3 or 3.8(B) of this Series Supplement, make a draw from the Series 1999-2 Cash Collateral Account in the amount and at such time as a draw would be made under the Series 1999-2 Letter of Credit pursuant to SECTION
3.3 or 3.8(B) of this Series Supplement. The Trustee shall provide written notice to ARG and each Series 1999-2 Rating Agency of any draw from the Series 1999-2 Cash Collateral Account.

        (i) ADMINISTRATION OF THE SERIES 1999-2 CASH COLLATERAL ACCOUNT. ARG, the Servicer or a Person designated in writing by the Servicer with written notification thereof to the Trustee, may instruct the institution maintaining the Series 1999-2 Cash Collateral Account to invest funds on deposit in the Series 1999-2 Cash Collateral Account from time to time in Permitted Investments selected by ARG (by standing instruction or otherwise); PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1999-2 Cash Collateral Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1999-2 Cash Collateral Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of the Servicer, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 1999-2 Cash Collateral Account. ARG, the Servicer or such Person designated by the Servicer shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 1999-2 Cash Collateral Account shall remain uninvested.

        (j) EARNINGS FROM SERIES 1999-2 CASH COLLATERAL ACCOUNT. For the purposes of determining the availability of funds or the balance in the Series 1999-2 Cash Collateral Account for any reason under the Indenture, all net investment earnings on such funds shall be deemed not to be available or on deposit.

        (k) SERIES 1999-2 CASH COLLATERAL ACCOUNT SURPLUS. In the event that the Series 1999-2 Cash Collateral Account Surplus on any Distribution Date is greater than zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Series 1999-2 Cash Collateral Account an amount equal to the Series 1999-2 Cash Collateral Account Surplus and shall pay such amount, together with all net investment earnings on funds which are or have been on deposit in the Series 1999-2 Cash Collateral Account, in the following order of priority: FIRST, to the Series 1999-2 Letter of Credit Provider to the extent of unreimbursed draws under the Series 1999-2 Letter of Credit and, SECOND, to the Series 1999-2 Support Letter of Credit Providers, if any, for application in accordance with the related Series 1999-2 Support Reimbursement Agreement and, THIRD, to the GM Series 1999-2 Support Provider for application in



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

accordance with the GM Series 1999-2 Support Reimbursement Agreement, and, FOURTH, to ARG any remaining amount.

        (l) TERMINATION OF SERIES 1999-2 CASH COLLATERAL ACCOUNT. Upon payment in full of all obligations under or in respect of the Series 1999-2 Commercial Paper and the Series 1999-2 Liquidity Agreement (in respect of interest, principal and commitment fees), the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Series 1999-2 Cash Collateral Account all amounts on deposit therein for payment in the following order of priority: FIRST, to the Series 1999-2 Letter of Credit Provider to the extent of unreimbursed draws under the Series 1999-2 Letter of Credit and, SECOND, to the Series 1999-2 Support Letter of Credit Providers, if any, an amount equal to any remaining amount of such Series 1999-2 Cash Collateral Account Surplus for application in accordance with the provisions of the related Series 1999-2 Support Reimbursement Agreement and, THIRD, to the GM Series 1999-2 Support Provider, an amount equal to any remaining amount of such Series 1999-2 Cash Collateral Account Surplus for application in accordance with the provisions of the GM Series 1999-2 Support Reimbursement Agreement, and, FOURTH, to ARG any remaining amount.

        Section 3.9 THE DEMAND NOTE.

        In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-2 Notes, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-2 Noteholders, all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Demand Note; (ii) all certificates and instruments, if any, representing or evidencing the Demand Note; and (iii) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing CLAUSES (I) through (III) are referred to, collectively, as the "SERIES 1999-2 DEMAND NOTE COLLATERAL"). The Demand Note shall be delivered to the Trustee, for the benefit of the Series 1999-2 Noteholders. The Trustee, for the benefit of the Series 1999-2 Noteholders, and ARG shall be the only Persons authorized to make a demand for payment on the Demand Note.

        Section 3.10 SERIES 1999-2 DISTRIBUTION ACCOUNT.

        (a) ESTABLISHMENT OF SERIES 1999-2 DISTRIBUTION ACCOUNT. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Series 1999-2 Noteholders, or cause to be established and maintained, an account (the "SERIES 1999-2 DISTRIBUTION ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1999-2 Noteholders. The Series 1999-2 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-2 Distribution Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then ARG shall, within 30 days of such reduction, establish a new Series 1999-2 Distribution Account with a new Qualified Institution or a new segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 1999-2 Distribution Account. If a new Series 1999-2 Distribution Account is established, ARG shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 1999-2 Distribution Account into the new Series 1999-2 Distribution Account. Initially, the Series 1999-2 Distribution Account will be established with The Bank of New York.

        (b) ADMINISTRATION OF THE SERIES 1999-2 DISTRIBUTION ACCOUNT. ARG may instruct the institution maintaining the Series 1999-2 Distribution Account to invest funds on deposit in the Series 1999-2 Distribution Account from time to time in Permitted Investments selected by ANC Funding (by standing instructions or otherwise); PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 1999-2 Distribution Account is held with the Paying Agent, in which case such investment may mature on such Distribution Date so long as such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 1999-2 Distribution Account and any such Permitted Investments that constitute (i) Physical Property (and that is not either a United States Security Entitlement or a Security Entitlement) shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held by the Trustee pending maturity or disposition; (ii) United States Security Entitlements or Security Entitlements shall be Controlled by the Trustee pending maturity or disposition; and (iii) Uncertificated Securities (and not United States Security Entitlements) shall be delivered to the Trustee in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee pending maturity or disposition. The Trustee shall, at the expense of the Servicer, take such action as is required to maintain the Trustee's security interest in the Permitted Investments credited to the Series 1999-2 Distribution Account. ARG, the Servicer or such Person designated by the Servicer shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of principal of such Permitted Investment. In the absence of written investment instructions hereunder, funds on deposit in the Series 1999-2 Distribution Account shall remain uninvested.

        (c) EARNINGS FROM SERIES 1999-2 DISTRIBUTION ACCOUNT. On each Distribution Date, all interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 1999-2 Distribution Account shall be deposited in the Collection Account and allocated to the Series 1999-2 Collection Account for allocation in accordance with SECTION 3.2.

        (d) SERIES 1999-2 DISTRIBUTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 1999-2 NOTES. In order to secure and provide for the repayment and payment of the ARG Obligations with respect to the Series 1999-2 Notes, ARG hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1999-2 Noteholders, all of ARG's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 1999-2 Distribution Account, including any Security Entitlement thereto; (ii) all funds on deposit in the Series 1999-2 Distribution Account from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 1999-2 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 1999-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 1999-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing CLAUSES (I) through (VII) are referred to, collectively, as the "SERIES 1999-2 DISTRIBUTION ACCOUNT COLLATERAL"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 1999-2 Distribution Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 1999-2 Distribution Account. The Series 1999-2 Distribution Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1999-2 Noteholders.

        Section 3.11 APPOINTMENT OF ENHANCEMENT AGENT.

        The Bank of New York is hereby appointed to act as Enhancement Agent in respect of the Series 1999-2 Letter of Credit and The Bank of New York hereby accepts such appointment and agrees to hold the Series 1999-2 Letter of Credit as beneficiary on behalf of the Trustee and the Series 1999-2 Collateral Agent pursuant to the terms hereof and to make draws thereon pursuant to the terms of the Series 1999-2 Letter of Credit, this Series Supplement and the Series 1999-2 Collateral Agreement. The Enhancement Agent shall promptly follow the instructions of either the Trustee or the Series 1999-2 Collateral Agent to make a claim under the Series 1999-2 Letter of Credit or a withdrawal from the Series 1999-2 Cash Collateral Account. The Enhancement Agent shall have all the rights of the Trustee under Sections 10.2 and 10.3 of the Base Indenture. The Enhancement Agent hereby acknowledges and agrees to perform the duties set forth with respect to the Enhancement Agent in Sections 2.1(f) and 2.3 of the Series 1999-2 Support Reimbursement Agreement and Sections 2.1(d) and 2.3 of the GM Series 1999-2 Support Reimbursement Agreement and, in the case of such Sections 2.1(e) and 2.1(d), agrees to execute and deliver to the Series 1999-2 Letter of Credit Provider a notice substantially in the form of EXHIBIT H hereto. The Enhancement Agent also agrees to execute and deliver to the Series 1999-2 Letter of Credit Provider (x) a Notice of Reduction of Series 1999-2 Letter of Credit Amount in substantially the form attached as Annex D (each a "NOTICE OF REDUCTION") to the Series 1999-2 Letter of Credit promptly following the deposit of any Support Termination Disbursement or any Support Reduction Disbursement to the Series 1999-2 Cash Collateral Account pursuant to




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

Section 2.2(c) of the Series 1999-2 Support Reimbursement Agreement or Section 2.2(d) of the GM Series 1999-2 Support Reimbursement Agreement, as applicable, and (y) a Certificate of Series 1999-2 Letter of Credit Termination substantially in the form of Annex F to the Series 1999-2 Letter of Credit (each a "CERTIFICATE OF SERIES 1999-2 LETTER OF CREDIT TERMINATION") promptly following its receipt from ANC of a certificate certifying to the Enhancement Agent the information set forth in such Certificate of Series 1999-2 Letter of Credit Termination. Notwithstanding anything to the contrary contained in this Series Supplement or the Base Indenture, (i) the Servicer shall be solely responsible for payment of the fees of the Enhancement Agent and such fees shall not be paid out of the fees otherwise payable to the Trustee, (ii) the Servicer shall indemnify the Enhancement Agent to the same extent as the Servicer's indemnification of the Trustee pursuant to Section 15.2 of the Leases and (iii) the Trustee shall not be responsible for the acts or omissions of the Enhancement Agent.

                                   ARTICLE IV

                               AMORTIZATION EVENTS

        Section 4.1 AMORTIZATION EVENTS.

        In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1999-2 Notes and shall constitute the Amortization Events set forth in
Section 9.1(e) of the Base Indenture with respect to the Series 1999-2 Notes:

        (a) ARG defaults in the payment of any Series 1999-2 Note Interest when the same becomes due and payable and such default continues for a period of five
(5) days;

        (b) a Series 1999-2 Enhancement Deficiency shall occur and continue for at least one (1) Business Day;

        (c) the Series 1999-2 Letter of Credit Amount shall be less than the Series 1999-2 Required Liquidity Amount for at least two (2) Business Days;

        (d) the Series 1999-2 Overcollateralization Amount shall be less than the Series 1999-2 Required Overcollateralization Amount for at least two (2) Business Days;

        (e) an Aggregate Asset Amount Deficiency shall occur and continue for at least ten (10) Business Days;

        (f) any Series 1999-2 Letter of Credit shall not be in full force and effect and a Series 1999-2 Enhancement Deficiency would result from excluding such Series 1999-2 Letter of Credit from the Series 1999-2 Enhancement Amount;

        (g) from and after the funding of the Series 1999-2 Cash Collateral Account, the Series 1999-2 Cash Collateral Account shall be subject to an injunction, estoppel or other



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stay or a Lien (other than Liens permitted under the Related Documents) and a
Series 1999-2 Enhancement Deficiency would result from excluding the Series 1999-2 Available Cash Collateral Account Amount from the Series 1999-2 Enhancement Amount;

        (h) an Event of Bankruptcy shall have occurred with respect to any Series 1999-2 Letter of Credit Provider or any Series 1999-2 Letter of Credit Provider repudiates its Series 1999-2 Letter of Credit or refuses to honor a proper draw thereon and a Series 1999-2 Enhancement Deficiency would result from excluding such Series 1999-2 Letter of Credit from the Series 1999-2 Enhancement Amount;

        (i) all principal and interest of the Series 1999-2 Note is not paid in full on or before the Series 1999-2 Termination Date;

        (j) any of the Series 1999-2 Related Documents or any material portion thereof shall not be in full force and effect, enforceable in accordance with its terms or ANC or ARG shall so assert in writing;

        (k) (i) a Series 1999-2 Liquidity Agreement Amortization Event shall occur, (ii) a Series 1999-2 Liquidation Event shall occur or (iii) a Series 1999-2 CP Borrowing Base Deficiency shall occur and continue for at least ten
(10) Business Days;

        (l) a Series 1999-2 Event of Default shall occur;

        (m) the Series 1999-2 Demand Note Amount is less than the Required Series 1999-2 Demand Note Amount for at least one (1) Business Day;

        (n) ARG fails to comply with any of its other agreements or covenants in, or provisions of, the Series 1999-2 Notes or the Indenture and the failure to so comply materially and adversely affects the interests of the Series 1999-2 Noteholders and continues to materially and adversely affect the interests of the Series 1999-2 Noteholders for a period of sixty (60) days after the earlier of (i) the date on which ARG obtains knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to ARG by the Trustee or to ARG and the Trustee by the Required Noteholders with respect to the Series 1999-2 Notes; or

        (o) any representation made by ARG in the Indenture or any Related Document is false and such false representation materially and adversely affects the interests of the Series 1999-2 Noteholders and such false representation is not cured for a period of sixty (60) days after the earlier of (i) the date on which ARG obtains knowledge thereof or (ii) the date that written notice thereof is given to ARG by the Trustee or to ARG and the Trustee by the Required Noteholders with respect to the Series 1999-2 Notes;

In the case of (i) any event described in CLAUSES (A) through (M) above, an Amortization Event with respect to the Series 1999-2 Notes shall immediately occur without any notice or other action on the part of the Trustee, the Required Noteholders with respect to the

Series 1999-2 Notes or any Series 1999-2 Noteholder or (ii) any event described in CLAUSE (N) or (O) above, either the Trustee, by written notice to ARG and the Series 1999-2 Liquidity Agent, or the Required Noteholders with respect to the Series 1999-2 Notes, by written notice to ARG and the Trustee, may declare that an Amortization Event has occurred with respect to the Series 1999-2 Notes as of the date of the notice. Amortization Events described in CLAUSES (A) through (M) above shall not be subject to waiver. An Amortization Event described in CLAUSE
(N) or (O) above shall be subject to waiver in accordance with Section 9.4 of the Base Indenture.

        Section 4.2 RIGHT OF ARG TO CURE AGGREGATE ASSET AMOUNT DEFICIENCY. Notwithstanding anything to the contrary contained in this ARTICLE IV, if (i) the Series 1999-2 Rapid Amortization Period commences as a result of an Amortization Event described in SECTION 4.1(E) above, (ii) during such Series 1999-2 Rapid Amortization Period (but prior to the Series 1999-2 Termination
Date) the Aggregate Asset Amount Deficiency is cured, (iii) no other Amortization Event then exists and is continuing with respect to the Series 1999-2 Notes, and (iv) ARG delivers to the Trustee an Officer's Certificate stating that such Aggregate Asset Amount Deficiency has been cured and requesting that such Series 1999-2 Rapid Amortization Period terminate, then such Series 1999-2 Rapid Amortization Period shall automatically terminate as of the date the foregoing conditions are satisfied and the Series 1999-2 Revolving Period shall recommence; PROVIDED, HOWEVER, (x) the Series 1999-2 Revolving Period shall not be extended as a result of such Series 1999-2 Rapid Amortization Period interrupting the Series 1999-2 Revolving Period and (y) if at the time of the termination of the Series 1999-2 Rapid Amortization Period pursuant to the provisions of this SECTION 4.2 the Series 1999-2 Notes would otherwise be in the Series 1999-2 Rapid Amortization Period, then the Series 1999-2 Rapid Amortization Period will not terminate but shall continue uninterrupted.

                                   ARTICLE V

                                   [RESERVED]

                                   ARTICLE VI

                           FORM OF SERIES 1999-2 NOTES

         The Series 1999-2 Notes will be issued in fully registered form without interest coupons, substantially in the form set forth in EXHIBIT A hereto, and will be sold to the Series 1999-2 Noteholders and shall be duly executed by ARG and authenticated by the Trustee in the manner set forth in SECTION 2.4 of the Base Indenture. Other than in accordance with the Base Indenture, the Series 1999-2 Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Series 1999-2 Noteholders. The Series 1999-2 Note shall bear a face amount equal to the Series 1999-2 Maximum Invested Amount, and shall be initially issued in a principal amount equal to the Series 1999-2 Initial Invested Amount. The Trustee shall, or shall cause the Registrar to record any Increases or Decreases with respect to the Series 1999-2 Invested Amount



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

such that the principal amount of the Series 1999-2 Notes Outstanding accurately reflects all such Increases and Decreases.

                                  ARTICLE VII

                        TERMINATION OF SERIES SUPPLEMENT

        Section 7.1 TERMINATION OF SERIES SUPPLEMENT.

        (a) This Series Supplement shall cease to be of further effect when all Outstanding Series 1999-2 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) to the Trustee for cancellation and ARG has paid all sums payable hereunder.

        (b) In addition, ARG may terminate all of its obligations under this Series Supplement if:

                  (i) ARG irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and ARG under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay, when due, principal and interest on the Series 1999-2 Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder; PROVIDED, HOWEVER, that (1) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (2) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Series 1999-2 Notes;

                  (ii) ARG delivers to the Trustee an Officer's Certificate stating that all conditions precedent to satisfaction and discharge of this Series Supplement have been complied with, and an Opinion of Counsel to the same effect;

                  (iii) ARG delivers to the Trustee an Officer's Certificate stating that no Potential Amortization Event or Amortization Event, in either case, shall have occurred and be continuing with respect to the Series 1999-2 Notes on the date of such deposit;

                  (iv) ARG delivers to the Trustee an Opinion of Counsel to the effect that the termination of ARG's obligations under this Series Supplement in accordance with the provisions of this ARTICLE VII shall not result in the recognition of gain by the Series 1999-2 Noteholders at the time of such termination; and

                  (v) the Series 1999-2 Rating Agency Confirmation Condition is satisfied.

Then, this Series Supplement shall cease to be of further effect.

         (c) After such irrevocable deposit made pursuant to SECTION 7.1(B) of this Series Supplement and satisfaction of the other conditions set forth herein, the Trustee promptly upon request shall acknowledge in writing the discharge of ARG's obligations under this Series Supplement.

         In order to have money available on a payment date to pay principal or interest on the Series 1999-2 Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at ARG's option.

         Section 7.2 APPLICATION OF TRUST MONEY.

         The Trustee or a trustee satisfactory to the Trustee and ARG shall hold in trust money or U.S. Government Obligations deposited with it pursuant to
SECTION 7.1 of this Series Supplement. The Trustee shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal and interest on the Series 1999-2 Notes.

         The provisions of this SECTION 7.2 shall survive the expiration or earlier termination of this Series Supplement.

                                  ARTICLE VIII

                                     GENERAL

         Section 8.1 OPTIONAL REPURCHASE. The Series 1999-2 Notes shall be subject to repurchase by ARG at its option, upon one (1) Business Day's prior written notice to the Trustee, in accordance with Section 6.2 of the Base Indenture at any time. The repurchase price for any Series 1999-2 Note (in each case, the "SERIES 1999-2 REPURCHASE AMOUNT") shall equal the sum of (a) the aggregate outstanding principal balance of such Series 1999-2 Notes (determined after giving effect to any payments of principal and interest on the Distribution Date immediately preceding the date of purchase pursuant to this
SECTION 8.1), plus (b) (i) with respect to the portion of such principal balance which was funded with Commercial Paper, all accrued and unpaid discount on such Commercial Paper Notes from the issuance date(s) thereof to the date of purchase under this SECTION 8.1 and the aggregate discount to accrue on such Commercial Paper Notes from the date of purchase under this SECTION 8.1 to the maturity date of such Commercial Paper Notes, or (ii) with respect to the portion of such principal balance which was funded other than with Commercial Paper Notes, the sum of (x) all accrued and unpaid interest on such principal balance through the date of purchase under this SECTION 8.1 and (y) the breakage costs, if any, to be incurred under the Series 1999-2 Liquidity

Agreement in respect of such repurchase, plus (c) any other amounts then due and payable to the holders of such Series 1999-2 Notes pursuant hereto.

         Section 8.2 INFORMATION.

         (a) On or before each Distribution Date, ARG shall furnish to the Trustee and the Paying Agent a Monthly Noteholders' Statement with respect to the Series 1999-2 Notes, substantially in the form of EXHIBIT E hereto, setting forth, inter alia, the following information (which in the case of CLAUSE (II), (III) and (IV) below, will be expressed as a dollar amount per $1,000 of the initial Invested Amount of the Series 1999-2 Notes and as a percentage of the Series 1999-2 Invested Amount as of such date):

                  (i) the Series 1999-2 Invested Percentage with respect to Interest Collections and with respect to Principal Collections on the last day of the Related Month;

                  (ii) the total amount to be distributed to Series 1999-2 Noteholders on the next succeeding Distribution Date;

                  (iii) the amount of such distribution allocable to principal on each class of the Series 1999-2 Notes;

                  (iv) the amount of such distribution allocable to interest on each class of the Series 1999-2 Notes;

                  (v) the amount of Monthly Base Rent, Monthly Supplemental Payments and Additional Rent due under each Lease on such Distribution Date;

                  (vi) the amount of any withdrawal from the Series 1999-2 Cash Collateral Account, any demand on the Series 1999-2 Demand Note or any drawing on the Series 1999-2 Letter of Credit anticipated to be made on such Distribution Date;

                  (vii) the Series 1999-2 Enhancement Amount, as of the close of business on such Distribution Date after giving effect to any withdrawals, drawings or demands on the Series 1999-2 Enhancement Amount on such Distribution Date;

                  (viii) whether, to the knowledge of ARG, any Lien exists on any of the Collateral (other than Liens granted pursuant to the Indenture and the other Related Documents or permitted thereunder);

                  (ix) whether, to the knowledge of the Servicer, any Leasing Company Amortization Event or Lease Event of Default has occurred;

                  (x) whether, to the knowledge of the Servicer, any Amortization Event or Potential Amortization Event with respect to the Series 1999-2 Notes has occurred;

                  (xi) the Aggregate Asset Amount and the amount of the Aggregate Asset Amount Deficiency, if any, at the close of business on the last day of the Related Month;

                  (xii) the Series 1999-2 Non-Program Vehicle Amount and the Series 1999-2 Non-Program Vehicle Percentage as of the last day of the Related Month;

                  (xiii) the Series 1999-2 Required Enhancement Incremental Amount, if any, as of the last day of the Related Month;

                  (xiv) the Series 1999-2 Required Liquidity Amount as of the last day of the Related Month and whether the Series 1999-2 Letter of Credit Amount is less than the Series 1999-2 Required Liquidity Amount as of the last day of the Related Month;

                  (xv) the Series 1999-2 Required Enhancement Amount and whether a series 1999-2 Enhancement Deficiency exists and the amount thereof;

                  (xvi) with respect to each Manufacturer, the percentage of all Vehicles as of the end of the Related Month which were Series 1999-2 Program Vehicles manufactured by such Manufacturer;

                  (xvii) with respect to each Manufacturer, the percentage of all Vehicles as of the end of the Related Month which were Series 1999-2 Non-Program Vehicles manufactured by such Manufacturer; and

                  (xviii) a list of each Additional Lessee that became a party to any of the Leases during the Related Month.

         The Trustee shall provide to the Series 1999-2 Noteholders, or their designated agents, copies of each such Monthly Noteholders' Statement and all other information furnished to the Trustee or ARG pursuant to the Related Documents, as such information relates to the Series 1999-2 Notes or the Series 1999-2 Collateral.

         (b) NON-PROGRAM VEHICLE REPORT. On June 30, 1999 and December 31, 1999, and on an annual basis thereafter on December 31 of each year, ARG shall furnish to the Trustee, with copies to the Rating Agencies, a report (the "NON-PROGRAM VEHICLE REPORT") of a firm of nationally recognized independent public accountants (who may also render other services to AutoNation, Inc., ANC and their respective affiliates and which is acceptable to the Rating Agencies) to the effect that they have performed certain agreed upon procedures, specifically
(i) compared the procedures related to the calculation of Disposition Proceeds and Termination Payments obtained from the sale or other disposition of Non-Program Vehicles (other than Casualties) sold or otherwise disposed of during each Related Month to those procedures outlined in the Related Documents and compared the results of such procedures to the corresponding amounts set forth in the Monthly Noteholder's Statement with respect to the Series 1999-2 Notes, (ii) compared the procedures related to the calculation of the Measurement Month Average for each Measurement Month in such period to those procedures outlined in the Related Documents and compared the results of such procedures with the corresponding amounts set forth in the Monthly Noteholder's Statement with respect to the Series 1999-2 Notes and (iii) compared the procedures related to the calculation of the Net Book

Value of VFN Non-Program Vehicles for the Related Month to those procedures outlined in the Related Documents and compared the results of such procedures to the amounts set forth in the Monthly Noteholder's Statement with respect to the Series 1999-2 Notes, and that on the basis of such comparisons referenced in CLAUSES (I), (II) and (III) (which shall be provided as part of the Non-Program Vehicle Report) such accountants are reporting that the procedures are in compliance with the requirements of the Related Documents and the results of such procedures are in agreement with the amounts set forth in the Monthly Noteholder's Statement with respect to the Series 1999-2 Notes, in each case except for such exception resulting in a discrepancy of no more than 5% in a reported dollar amount and such other exceptions as shall be set forth in such Non-Program Vehicle Report.

         Section 8.3 DEMAND NOTE. ARG shall not reduce the amount of the Demand Note or forgive amounts payable thereunder so that the outstanding principal amount of the Demand Note after such reduction or forgiveness is less than an amount equal to 0.50% of the Series 1999-2 Maximum Invested Amount unless ARG has first delivered to the Trustee an Opinion of Counsel that such reduction or forgiveness will not have an adverse effect on the tax characterization of the Series 1999-2 Notes.

         Section 8.4 EXHIBITS. The following exhibits attached hereto supplement the exhibits included in the Indenture:

         Exhibit A:        Form of Variable Funding Rental Car Asset Backed Note
         Exhibit B-1:      VFN Eligible Non-Program Manufacturers
         Exhibit B-2:      VFN Eligible Program Manufacturers
         Exhibit C:        Form of Series 1999-2 Letter of Credit
         Exhibit D:        Form of Lease Payment Deficit Notice
         Exhibit E:        Form of Monthly Noteholders' Statements
         Exhibit F:        Form of Demand Note
         Exhibit G:        Form of Notice of Conversion
         Exhibit H:        Form of Notification Of Support Termination for
                             Nonextension/Support Reduction
         Exhibit I:        Form of Estimated Interest Adjustment Notice

         Section 8.5 RATIFICATION OF BASE INDENTURE. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

         Section 8.6 NOTICE TO RATING AGENCIES. The Trustee shall provide to each Series 1999-2 Rating Agency a copy of each notice, opinion of counsel, certificate or other item delivered to, or required to be provided by, the Trustee pursuant to this Series Supplement or any other Related Document.

         Section 8.7 COUNTERPARTS. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         Section 8.8 GOVERNING LAW. This Series Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

         Section 8.9 AMENDMENTS. This Series Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture, and if any such modification or amendment may have an adverse effect on any other Series of Variable Funding Notes, such modification or amendment shall be subject to the receipt by ARG of the prior written consent of the Required VFN Enhancement Providers and the prior written consent of the Required VFN Liquidity Providers as well any other condition set forth in such other applicable Series Supplements with respect to amendments thereto.

         Section 8.10 ANNUAL NOTEHOLDERS' TAX STATEMENT NOT REQUIRED. ARG, the Trustee and the Paying Agent shall have no obligation to Series 1999-2 Noteholders under this Indenture to prepare for, or furnish to, such Series 1999-2 Noteholders an Annual Noteholders' Tax Statement pursuant to Section 6.4 of the Base Indenture.

         IN WITNESS WHEREOF, ARG and the Trustee have caused this Series Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                  ARG FUNDING CORP.


                                  By: /s/ Dwight Jenkins
                                      ------------------------------------------
                                  Name:  Dwight Jenkins
                                  Title: Vice President and Assistant Secretary


                                  THE BANK OF NEW YORK,
                                  as Trustee and Enhancement Agent,


                                  By:
                                      ------------------------------------------
                                  Name:
                                  Title:

                                                                       EXHIBIT A
                                                     TO SERIES 1999-2 SUPPLEMENT



                                  Exhibit A to
                            Series 1999-2 Supplement

                            FORM OF VARIABLE FUNDING

                   RENTAL CAR ASSET BACKED NOTE, SERIES 1999-2

REGISTERED                                                                   $M


No. R-1

                       SEE REVERSE FOR CERTAIN CONDITIONS

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF ARG FUNDING CORP., A DELAWARE CORPORATION (THE "COMPANY"), THAT THIS NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION. THIS NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE INDENTURE REFERRED TO HEREIN.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                ARG FUNDING CORP.

          VARIABLE FUNDING RENTAL CAR ASSET BACKED NOTE, SERIES 1999-2

         ARG Funding Corp., a Delaware corporation, (herein referred to as the "COMPANY"), for value received, hereby promises to pay to Republic Industries Funding Corp., a Delaware corporation (the "NOTEHOLDER"), or its registered assigns, the principal sum of ONE BILLION NINE HUNDRED NINETY MILLION DOLLARS ($1,990,000,000) or, if less, the aggregate unpaid principal amount shown on the schedule attached hereto (and any continuation thereof), which amount shall be payable in the amounts and at the times set forth in the Indenture; provided, however, that the entire unpaid principal amount of this Series 1999-2 Note shall be due on the Series 1999-2 Termination Date. The Company will pay interest on this Series 1999-2 Note at the Series 1999-2 Note Rate. Such interest shall be payable on each Distribution Date until the principal of this Series 1999-2 Note is paid or made available for payment, to the extent funds are available from Interest Collections allocable to the Series 1999-2 Notes processed from but not including the preceding Distribution Date through and including the succeeding Distribution Date in respect of (x) first, an amount equal to interest accrued on the Series 1999-2 Notes during the Series 1999-2 Interest Period ending on the day preceding such succeeding Distribution Date which will be equal to the sum of (i) the Series 1999-2 Daily Interest Amount for each day in the related Series 1999-2 Interest Period, plus (ii) all previously due and unpaid Series 1999-2 Note Interest with respect to prior Series 1999-2 Interest Periods (together with interest on such unpaid amounts required to be paid in this CLAUSE (II) at the Series 1999-2 Note Rate), PLUS
(iii) any Series 1999-2 Carrying Charges due to the Series 1999-2 Noteholders and unpaid as of such Distribution Date, and (y) then, an amount equal to the amount of any unpaid Deficiency Amounts, as of the preceding Distribution Date (together with any accrued interest on such Deficiency Amounts). In addition, the Company will pay interest on this Series 1999-2 Note, to the extent funds are available from Interest Collections allocable to the Series 1999-2 Notes, on the dates set forth in Section 3.3(c) of the Series 1999-2 Supplement. The principal amount of this Series 1999-2 Note shall be subject to Increases and Decreases on any Business Day during the Series 1999-2 Revolving Period, and accordingly, such principal amount is subject to prepayment at any time. During the Series 1999-2 Revolving Period, this Series 1999-2 Note is subject to mandatory prepayment, to the extent funds have been allocated to the Series 1999-2 Excess Collection Account and are available therefor, in accordance with the Indenture. Beginning on the first Distribution Date following the occurrence of an Amortization Event with respect to the Series 1999-2 Notes, subject to Decreases on any Business Day, the principal of this Series 1999-2 Note shall be paid in installments on each subsequent Distribution Date to the extent of funds available for payment therefor pursuant to the Indenture. Such principal of and interest on this Series 1999-2 Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Series 1999-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Series 1999-2 Note shall be applied first to interest due and payable on this Series 1999-2 Note as provided above and then to the unpaid principal of this Series 1999-2 Note. This Series 1999-2 Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Company.

         Reference is made to the further provisions of this Series 1999-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Series 1999-2 Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Series 1999-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at:
The Bank of New York, 101 Barclay Street (Floor 12 East), New York, New York 10286, Attention: Corporate Trust Division. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Series 1999-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Dated:  June 30, 2000


                                    ARG FUNDING CORP.



                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of a Series issued under the within-mentioned Indenture.

Dated:  June 30, 2000

                                          THE BANK OF NEW YORK,
                                            as Trustee

         By:
            --------------------------
                                                 Authorized Signatory

                          REVERSE OF SERIES 1999-2 NOTE

         This Series 1999-2 Note is one of a duly authorized issue of Notes of the Company, designated as its Variable Funding Rental Car Asset Backed Notes, Series 1999-2 (herein called the "SERIES 1999-2 NOTES"), all issued under (i) a Base Indenture, dated as of February 26, 1999 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "BASE INDENTURE"), between the Company and The Bank of New York, a New York banking corporation (the "TRUSTEE"), and (ii) a Series 1999-2 Supplement, dated as of February 26, 1999 (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "SERIES 1999-2 SUPPLEMENT"), between the Company and the Trustee. The Base Indenture and the Series 1999-2 Supplement are referred to herein as the "INDENTURE". The Series 1999-2 Notes are subject to all terms of the Indenture. All terms used in this Series 1999-2 Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

         The Series 1999-2 Notes are and will be equally and ratably secured by the Series 1999-2 Collateral pledged as security therefor as provided in the Indenture and the Series 1999-2 Supplement.

         "DISTRIBUTION DATE" means the 20th day of each calendar month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 22, 1999.

         As described above, the entire unpaid principal amount of this Series 1999-2 Note shall be due and payable on the Series 1999-2 Termination Date. Notwithstanding the foregoing, this Series 1999-2 Note is subject to mandatory prepayment, to the extent funds have been allocated to the Series 1999-2 Excess Collection Account and are available therefor, in accordance with the Indenture, and if an Amortization Event with respect to the Series 1999-2 Notes or a Series 1999-2 ARG Liquidation Event shall have occurred and be continuing then, in certain circumstances, principal on the Series 1999-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Series 1999-2 Notes shall be made pro rata to the Series 1999-2 Noteholders entitled thereto.

         Payments of interest on this Series 1999-2 Note are due and payable on each Distribution Date or such other date as may be specified in the Series 1999-2 Supplement, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any Decreases, to the extent not in full payment of this Series 1999-2 Note, shall be made by wire transfer to the Holder of record of this Series 1999-2 Note (or one or more predecessor Series 1999-2 Notes) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Series 1999-2 Note (or any one or more predecessor Series 1999-2 Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Series 1999-2 Note and of any Series 1999-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Series 1999-2 Note on a Distribution Date or on any Business Day, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Distribution Date by notice mailed within five days of such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Series 1999-2 Note at the Corporate Trust Office.

         The Company shall pay interest on overdue installments of interest at the Series 1999-2 Note Rate to the extent lawful.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Series 1999-2 Note may be registered on the Note Register upon surrender of this Series 1999-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series 1999-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Series 1999-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Series 1999-2 Noteholder, by acceptance of a Series 1999-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trustee or the Company on the Series 1999-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against the Trustee in its individual capacity, any limited partner of the Company or against the capital or any other asset of the General Partner or any member thereof or against any stockholder, member, employee, officer, director or incorporator of the General Partner; PROVIDED, HOWEVER, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Series 1999-2 Note, subject to SECTION 13.17 of the Base Indenture.

         Each Series 1999-2 Noteholder, by acceptance of a Series 1999-2 Note, covenants and agrees that by accepting the benefits of the Indenture, prior to the date which is one year and one day following the later of (i) payment in full of the Series 1999-2 Notes and each other Series of Notes issued under the Base Indenture and (ii) the payment in full of all outstanding Commercial Paper, it will not institute against, or join with any other Person in instituting against, the Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law.

         Prior to the due presentment for registration of transfer of this Series 1999-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Series 1999-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Series 1999-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         It is the intent of the Company and each Series 1999-2 Noteholder that, for Federal, state and local income and franchise tax purposes only, the Series 1999-2 Notes will evidence indebtedness of the Company secured by the Series 1999-2 Collateral. Each Series 1999-2 Noteholder, by the acceptance of this Series 1999-2 Note, agrees to treat this Series 1999-2 Note for purposes of Federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Company.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1999-2 Notes under the Indenture at any time by the Company with the consent of the Required Noteholders of a Series of Notes, in respect of any amendment, modification or waiver of or to the Indenture or any Related Document which affects only the Noteholders of such Series of Notes and does not affect the Noteholders of any other Series of Notes, as substantiated by an Opinion of Counsel to such effect subject to certain exceptions set forth in the Indenture. The Indenture also contains provisions permitting the Holders of Series 1999-2 Notes representing specified percentages of the Outstanding Series 1999-2 Notes, on behalf of the Holders of all the Series 1999-2 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Series 1999-2 Note (or any one or more predecessor Series 1999-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Series 1999-2 Note and of any Series 1999-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Series 1999-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture and the Related Documents without the consent of Holders of the Series 1999-2 Notes issued thereunder.

         The term "Company" as used in this Series 1999-2 Note includes any successor to the Company under the Indenture.

         The Series 1999-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

         This Series 1999-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

         No reference herein to the Indenture and no provision of this Series 1999-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Series 1999-2 Note at the times, place and rate, and in the coin or currency herein prescribed, subject to any duty of the Company to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

                             INCREASES AND DECREASES



==================================================================================================================
                   Unpaid                                                  Series       Interest
                 Principal                                                 1999-2      Period (if     Notation
     Date          Amount       Increase      Decrease       Total       Note Rate    applicable)     Made By
==================================================================================================================


                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee



________________________


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________________________________________
                          (name and address of assignee)

the within Series 1999-2 Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________, attorney, to transfer said Series 1999-2 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________________________ 1



                                    Signature Guaranteed: _________________

- ---------------------------
1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Series 1999-2 Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                     EXHIBIT B-1
                                                     TO SERIES 1999-2 SUPPLEMENT


                     VFN ELIGIBLE NON-PROGRAM MANUFACTURERS

                                        *

                                                                     EXHIBIT B-2
                                                     TO SERIES 1999-2 SUPPLEMENT


                       VFN ELIGIBLE PROGRAM MANUFACTURERS

                                        *

                                                                       EXHIBIT C
                                                     TO SERIES 1999-2 SUPPLEMENT



                     Form of Series 1999-2 Letter of Credit

                                                                       EXHIBIT D
                                                     TO SERIES 1999-2 SUPPLEMENT



                              FORM OF LEASE PAYMENT
                                 DEFICIT NOTICE

The Bank of New York, as Trustee
101 Barclay Street
Floor 21W
New York, New York  10286
Attn:  Corporate Trust Division
                                                            [________] __, 200_

Ladies and Gentlemen:

         This Lease Payment Deficit Notice is delivered to you pursuant to
SECTION 3.3(A) of the Amended and Restated Series 1999-2 Supplement, dated as of June 30, 2000, to the Base Indenture, dated as of February 26, 1999, between ARG Funding Corp., as Issuer, and The Bank of New York, as Trustee and Enhancement Agent, by ANC Rental Corporation, as servicer (in such capacity, the "SERVICER"). Terms used herein have the meanings provided in the Series 1999-2 Supplement.

         The Servicer hereby notifies the Trustee that for the Series 1999-2 Interest Period ended __________, 200[_] there was a Series 1999-2 Lease Payment Deficit and a Series 1999-2 Lease Payment Deficit Adjusted Amount as follows:

Series 1999-2 Lease Payment Deficit:        $_____________
Series 1999-2 Lease Payment
Deficit Adjusted Amount                              $_____________



                                            ANC RENTAL CORPORATION


                                            By:______________________________
                                            Name:____________________________
                                            Title:_____________________________





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
                                                                       EXHIBIT E
                                                     TO SERIES 1999-2 SUPPLEMENT



                     FORM OF MONTHLY NOTEHOLDERS' STATEMENT

                             ANC RENTAL CORPORATION

- --------------------------------------------------------------------------------

                                ARG FUNDING CORP.

                         SERIES 1999-2 VARIABLE FUNDING
                          RENTAL CAR ASSET BACKED NOTES


- --------------------------------------------------------------------------------


         The undersigned, Authorized Officers of ANC RENTAL CORPORATION ("ANC"), pursuant to each of (i) the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement, dated as of June 30, 2000 (such agreement, including the Annexes thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "NFLP LEASE"), between National Car Rental Financing Limited Partnership, as Lessor, National Car Rental System, Inc., as Lessee, and ANC, as Guarantor and Servicer, (ii) the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement, dated as of June 30, 2000 (such agreement, including the Annexes thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "ALAMO LEASE"), between Alamo Financing L.P., as Lessor, Alamo Rent-A-Car, LLC, as Lessee, and ANC, as Guarantor and Servicer,
(iii) the Amended and Restated Master Motor Vehicle Lease and Servicing Agreement, dated as of June 30, 2000 (such agreement, including the Annexes thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "CARTEMPS LEASE"), between CarTemps Financing L.P., as Lessor, Spirit Rent-A-Car, Inc. d/b/a CarTemps USA, as Lessee, and ANC, as Guarantor and Servicer and (iv) the Base Indenture, dated as of February 26, 1999, between ARG Funding Corp. ("ARG") and The Bank of New York, as trustee (the "TRUSTEE"), as supplemented by the Amended and Restated Series 1999-2 Series Supplement thereto, dated as of June 30, 2000 (as such supplement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "SERIES 1999-2 SUPPLEMENT") (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "ARG INDENTURE"), do hereby certify to the best of their knowledge after reasonable investigation that:

         1. Unless otherwise defined herein, capitalized terms used herein have the respective meanings set forth in the ARG Indenture. This statement is delivered pursuant to SECTION 24.6(VI) of each of the Leases and SECTION 8.2(A) of the Series 1999-2 Supplement.

         2. ANC is the Servicer under each of the Leases.

         3. The undersigned are Authorized Officers of ANC.

         4. The date of this statement is a Determination Date under the Base Indenture. The first Distribution Date after the date of this statement is the "Applicable Distribution Date".

         5. The attached SCHEDULE I [setting forth the information specified in
Section 8.2(a)(i) through (xviii)] (including ANNEX A attached thereto [setting forth the allocation of interest after an Event of Bankruptcy with respect to ANC or any Lessee]) forms and constitutes an integral part of this statement.

         6. No event which constitutes a Lease Event of Default or Potential Lease Event of Default under any of the Leases has occurred or is continuing as of the date hereof except as follows: [set forth in detail the (i) nature of each such Lease Event of Default or Potential Lease Event of Default, (ii) action taken by the applicable Lessee(s) or the Guarantor, if any, to remedy each such Lease Event of Default or Potential Lease Event of Default and (iii) current status of each such Lease Event of Default or Potential Lease Event of Default]. [If applicable, insert "None".]

         7. [No Leasing Company Amortization Event or Potential Leasing Company Amortization Event has occurred during the Related Month] [A Leasing Company Amortization Event or Potential Leasing Company Amortization Event did occur on _____________]. [If applicable, set forth in detail the (i) nature of such Leasing Company Amortization Event or Potential Leasing Company Amortization Event, (ii) action, if any, taken by the applicable Leasing Company or any Affiliate thereof to remedy such Leasing Company Amortization Event or Potential Leasing Company Amortization Event, and (iii) current status of such Leasing Company Amortization Event or Potential Leasing Company Amortization Event.]

         8. [No Amortization Event or Potential Amortization Event has occurred with respect to the Series 1999-2 Notes during the Related Month] [An Amortization Event or Potential Amortization Event with respect to the Series 1999-2 Notes did occur on ______________]. [If applicable, set forth in detail the (i) nature of such Amortization Event or Potential Amortization Event, (ii) action, if any, taken by ARG or any Affiliate thereof to remedy such Amortization Event or Potential Amortization Event, and (iii) current status of such Amortization Event or Potential Amortization Event.]

         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate this _____ day of _______________________ .



                                       ANC RENTAL CORPORATION


                                       By:
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                                                 FORM OF ANNEX A
                                                                   TO SCHEDULE I
                                                  MONTHLY NOTEHOLDER'S STATEMENT

ANC Rental Corporation as Servicer
ARG Interest Allocation
Post Event of Bankruptcy

                                         MTN INTEREST           EXAMPLE
                                         ------------           -------

                        Series 1999-1 Invested Amount           $1,500,000,000
                       Weighted Average MTN Note Rate    *               6.00%
                                                                         -----
                                                         =          $7,500,000

                 Total Series 1999-1 Monthly Interest

                                         VFN INTEREST
                                         ------------

           Series 1999-2 Avg. Monthly Invested Amount           $1,700,000,000
                    Weighted Average CP Interest Rate    *               5.50%
                                                                         -----

                 Total Series 1999-2 Monthly Interest    =          $7,791,667

  Series 1999-2 Required Operating Lease Asset Amount             $500,000,000
               Series 1999-2 Invested Amount + OC (1)    /      $1,700,000,000


                       VFN Operating Lease Percentage    =              29.41%
                 Total Series 1999-1 Monthly Interest    *          $7,791,667

                         VFN Operating Lease Interest    =          $2,291,667
                 Total Series 1999-1 Monthly Interest    +          $7,500,000

               Total Operating Lease Monthly Interest    =          $9,791,667


                   LEASING COMPANY INTEREST BREAKDOWN
                   ----------------------------------

              NFLP Operating Lease Asset Amount (NBV)           $1,300,000,000
             Total Operating Lease Asset Amount (NBV)    /      $3,200,000,000
                                                                --------------
                           Operating Lease Percentage    =              40.63%
               Total Operating Lease Monthly Interest    *           9,791,667
                                                                     ---------

                        NFLP Operating Lease Interest    =           3,977,865

              ALLP Operating Lease Asset Amount (NBV)           $1,700,000,000
             Total Operating Lease Asset Amount (NBV)    /      $3,200,000,000
                                                                --------------
                      ALLP Operating Lease Percentage    =              53.13%
               Total Operating Lease Monthly Interest    *           9,791,667
                        ALLP Operating Lease Interest    =           5,201,823
             CTLLP Operating Lease Asset Amount (NBV)             $200,000,000
             Total Operating Lease Asset Amount (NBV)    /      $3,200,000,000
                     CTLLP Operating Lease Percentage    =               6.25%
               Total Operating Lease Monthly Interest    *           9,791,667
                                                                     ---------

                       CTLLP Operating Lease Interest    =             611,979


NOTE:
- -----------------
(1) Calculation assumes 100% Letter of Credit enhancement.

                                                                       EXHIBIT F
                                                     TO SERIES 1999-2 SUPPLEMENT



                               Form of Demand Note

                                                                       EXHIBIT G
                                                     TO SERIES 1999-2 SUPPLEMENT



                          Form of Notice of Conversion

                                                                       EXHIBIT H

                FORM OF NOTIFICATION OF [SUPPORT TERMINATION FOR
                      NONEXTENSION]2 [SUPPORT REDUCTION] 3

Westdeutsche Landesbank Girozentrale, New York Branch
1211 Avenue of the Americas (23rd Floor)
New York, NY

Attention: [                    ]


         Reference is hereby made to the irrevocable letter of credit, dated as of February 26, 1999 (the "SERIES 1999-2 LETTER OF CREDIT"), issued by you in your capacity as the Series 1999-2 Letter of Credit Provider thereunder (in such capacity, the "SERIES 1999-2 LETTER OF CREDIT PROVIDER"), in favor of The Bank of New York, a New York banking corporation, in its capacity as the Enhancement Agent (in such capacity, the "ENHANCEMENT AGENT") under the Series 1999-2 Supplement referred to in the Series 1999-2 Letter of Credit.

         The undersigned, a duly authorized officer of the Enhancement Agent, hereby notifies you in your capacity as the Series 1999-2 Letter of Credit Provider under the Series 1999-2 Letter of Credit as follows:

         1. The Bank of New York is the Enhancement Agent under the Series 1999-2 Supplement.

         2. As of the date of this certificate, the Enhancement Agent has been notified in writing by ANC Rental Corporation that [the irrevocable letter of credit, dated as of _____, ____ (the "SERIES 1999-2 SUPPORT LETTER OF Credit"), issued by [ ] in its capacity as the Series 1999-2 Support Letter of Credit Provider thereunder (in such capacity, the "SERIES 1999-2 SUPPORT LETTER OF CREDIT PROVIDER"), in favor of you in your capacity as the Series 1999-2 Letter of Credit Provider, will not be extended or substituted in the manner provided in the related Series 1999-2 Support Reimbursement Agreement as of the date on which such Series 1999-2 Support Letter of Credit is scheduled to expire]1/ [an irrevocable letter of credit or other credit enhancement in an amount equal to $5,000,000 and otherwise satisfactory to the Series 1999-2 Letter of Credit Provider will not be issued or otherwise provided to the Series 1999-2 Letter of Credit Provider as of the date on which the amount available to be drawn by the Series


- -----------------
2 Include if notification is pursuant to a Notification of Support Termination for Nonextension.
3 Include if notification is pursuant to a Notification of Support Reduction.

1999-2 Letter of Credit Provider under that certain Amended and Restated
GM Series 1999-2 Support Agreement, dated as of June 30, 2000 (the "GM SERIES 1999-2 SUPPORT AGREEMENT"), executed and delivered by the General Motors Corporation ("GM") in favor of the Series 1999-2 Letter of Credit Provider, is reduced by an amount equal to $5,000,000 (the "SUPPORT REDUCTION AMOUNT") pursuant to Section 2.1(c)(i) of the Series 1999-2 GM Support Reimbursement Agreement]2/.

         3. The Enhancement Agent hereby requests that the Series 1999-2 Letter of Credit Provider execute and deliver [to the Series 1999-2 Support Letter of Credit Provider a certificate substantially in the form attached to the Series 1999-2 Support Letter of Credit (a "CERTIFICATE OF SUPPORT TERMINATION DEMAND FOR NONEXTENSION") for an amount equal to $__________ (the "SUPPORT TERMINATION DISBURSEMENT"), which amount is equal to the amount available to be drawn on the Series 1999-2 Support Letter of Credit as of the date of this certificate]1/ [to GM, in connection with paragraph 1(a)(iv) of the GM Series 1999-2 Support Agreement, a certificate substantially in the form of Annex D to the GM Series 1999-2 Support Agreement (a "CERTIFICATE OF SUPPORT REDUCTION DEMAND") for an amount equal to $__________ (the "SUPPORT REDUCTION DISBURSEMENT"), which amount is equal to the lesser of the Support Reduction Amount and the amount available to be drawn under the GM Series 1999-2 Support Agreement as of the date of this certificate]2/.

         IN WITNESS WHEREOF, the Enhancement Agent has executed and delivered this notice on this ____ day of ___________, ____.


                                         THE BANK OF NEW YORK,
                                            as Enhancement Agent



                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:






                                      H-2